STANDARD INDUSTRIAL LEASE
                                      (NET)





                                7415 CARROLL ROAD








                              H. G. FENTON COMPANY,
                            a California corporation
                                   "Landlord"
                                       and


                               PENLEY SPORTS, LLC
                     a California limited liability company

                                    "Tenant"
















The parties acknowledge that shaded text and lined through text are intentional changes in language and incorporated as a part of this Lease.

                                     SECTION









                                    EXHIBITS


                    A Site Plan

                    B Premises and Improvements to Premises

                    C Rules and Regulations

                    D Signage Criteria

                    E Environmental Questionnaire

                    F Guaranty Agreement

                    E Declaration of Covenants, Conditions and Restrictions

                          STANDARD INDUSTRIAL LEASE-NET




THIS STANDARD INDUSTRIAL LEASE-NET ("Lease"), dated for reference purposes only February 17, 2000, is made at San Diego, California, between H. G. FENTON COMPANY, a California corporation ("Landlord"), and PENLEY SPORTS, LLC, a California limited liability company ("Tenant").

1. BASIC LEASE PROVISIONS. The words and figures set forth in this Section 1 are used as defined terms in this Lease.

      1.1 Premises: The real property and improvements which are the subject of this Lease. The Premises consist of approximately 38,025 rentable square feet
(rsf) as depicted on Exhibit A. Pursuant' to the provisions 'of. Exhibit B 1 1W j and subject to the provisions of Section 8.6, Tenant intends to add an-area of mezzanine above the. offices which currently exist within the premises; for purposes of monthly' Base Rent, such, area of mezzanine shall not be, calculated as Premises as such Term is herein defined. The address for the Premises is 7415 Carroll Road, Suites B, C and D, San Diego, California.

     1.2 Building: The single warehouse/industrial building addressed at 7415 Carroll Road, San Diego, California.

      1.3 Project: The single warehouse/industrial building addressed at 7415 Carroll Road consisting of approximately 50,475 rsf, including all appurtenances thereto.

     1.4 Term: One hundred twenty (120) months 1.5  Commencement  and Expiration
Dates:

             (a)     Commencement Date:         April 1, 2000

             (b)     Expiration Date:            March 31, 2010

             (c)     Delivery of the Premises:   April 1, 2000 (subject to the
                                                 provisions of Section 4.5)

1.6    Extension Option Period:   Subject to the provisions of Sections 24 & 25
1.7    Initial Monthly Base Rent:                         $18,252.00
1.8    Prepaid Base Rent:                                 $18,252.00
1.9    Periodic Increase In Base Rent:
                                   Lease Year
                                  2 $18,799.56
                                  3 $19,363.55
                                  4 $19,944.45
                                  5 $20,542.78
                                 6-10 Subject to the provision of Section 5.4

1.10 Security Deposit Amount:                             $18,252.00
1.11 Tenant Improvement Allowance:   Subject to the provisions of Exhibit B 1.12
Tenant's Share of Operating Expenses:
       (a)     Real Property Taxes:                       75.334%
       (b)     Other Operating Expenses:                  75.334%

1.13 Permitted Use:General office and manufacturing of composite golf shafts and other composite products, or any other legal use permitted under applicable law and zoning ordinances.

1.14 Tenant's Guarantor(s): Sports Arenas, Inc.

1.15      Broker(s):


                    Landlord: Voit Commercial Brokerage

                    Tenant: Ocean West, Inc.

1.16 Parking:                                  Thirty eight (38) vehicle spaces

1.17 Landlord's Address for Notice: H. G. Fenton Company
                                    7588 Metropolitan Drive (92108)
                                    Post Office Box 120064
                                    San Diego, California 92112-0064
                                    Tel: (619) 400-0120 Fax: (610) 400-0110
                                    Attention: Property Manager


1.18 Tenant's Address for Notice: Penley Sports, LLC
                                  7415 Carroll Road, Suite B
                                  San Diego, California 92121 Tel:
                                  (858)____________________________________
                                                 Fax: (858)_______________
                                                 Attention:_______________

1.19 Addendum:                          Sections 24 through 27

2. DEFINITIONS. The captions appearing in this Section 2 are used as defined terms in this Lease.

      2.1 Additional Rent. All sums payable by Tenant hereunder other than Base Rent, including without limitation: Tenant's Share of Operating Expenses; late charges; interest on past due amounts; attorneys' fees; and reimbursements to Landlord of sums advanced by Landlord to cure any default or discharge any obligation of Tenant hereunder.

     2.2 Base Rent. The basic monthly rent payable by Tenant for the use and occupancy of the Premises, in accordance with Section 5 of this Lease.

     2.3 Business Park. The overall planned industrial development of which the Project is a part. . For purposes of this lease, the term "Business Park" as used herein; shall have the same, meaning and may be used interchangeably as "Project;" as such term is defined in Section 1.3, above.

     2.4 Commencement Date. The first day of the Term, as determined in accordance with Section 4.1 below.

      2.5 Common Areas. All areas and facilities outside the Premises and within the Building and Project that Tenant is permitted to use, as provided and designated by the Landlord from time to time for the general nonexclusive use of Landlord, Tenant and other tenants of the Building and Project and their respective employees, suppliers, shippers, customers, invitees, licensees or other visitors, including without limitation hallways, entryways, common rest rooms on multi-tenant floors, elevators, stairways, common pipes, conduits, wires and appurtenant equipment serving the Premises, parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

      2.6 Declaration. The recorded Declaration of Covenants, Conditions and Restrictions for the Business Park, as the same may be amended from time to time.

      2.7 Delivery of the Premises. The date of the inspection and acceptance (or deemed acceptance) of the Premises by Tenant, following Landlord's notice that Landlord's Delivery Work has been substantially completed in accordance with Section 3.3.

      2.8 Hazardous Materials. Any and all materials or substances which have been determined to be nuisance or dangerous, toxic or hazardous or a pollutant or contaminant, including but not limited to any hydrocarbon material, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminating or polluting materials, substances or wastes, including, without limitation, any "hazardous substances", "hazardous wastes", "hazardous materials" or "toxic substances" under any Hazardous Materials Laws.

     2.9 Hazardous Materials Laws. All federal, state and local laws, ordinances and regulations, including, but not limited to, the Federal Water Pollution Control Act (33 U.S.C.ss.1251, et seq.), Resource Conservation & Recovery Act (42 U.S.C.ss.6901, et seq.), Safe Drinking Water Act (42 U.S.C.ss.3000f, et seq.), Toxic Substances Control Act (15 U.S.C.ss.2601, et seq.), the Clean Air Act (42 U.S.C.ss.7401, et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C.ss.9601, et seq.), California HEALTH & SAFETY CODE (ss.25100, et seq.,ss.39000, et seq.), California Safe Drinking Water & Toxic Enforcement Act of 1986 (California HEALTH & SAFETY CODEss.25249.5, et seq.), California WATER CODE (ss.13000, et seq.), and other comparable federal, state or local law, regulation or interpretation thereof, whether currently in force or enacted in the future, together with any licenses, permits, plans or approvals generated pursuant to or as a result of any such law, which regulates or proscribes the use, storage, disposal, cleanup, transportation, release or threatened release into the environment or presence of Hazardous Materials.

     2.10 Lease Year. A period of twelve consecutive full calendar months. The first Lease Year shall begin on the Commencement Date if the Commencement Date is the first day of a calendar month; otherwise, the first Lease Year shall begin on the first day of the first full calendar month after the month in which the Commencement Date occurs. Each succeeding Lease Year shall begin on the anniversary of the beginning of the first Lease Year. If Tenant should extend the Term pursuant to any extension option granted herein, the first day of the Extension Term shall also be deemed to be the first day of a Lease Year for all purposes of this Lease.

     2.11 Tenant's Work. The improvements and other work, if any, to be accomplished by Tenant in accordance with Exhibit B.

      2.12 Landlord's Delivery Work. All items of Landlord's Work except those which Landlord reasonably cannot complete prior to the Commencement Date, e.g., Landlord's Work that cannot be performed by Landlord until Tenant (i) provides Landlord with plans and specifications therefor, or (ii) obtains a building permit, or (iii) completes those items of Tenant's Work that are necessarily completed prior to a particular item of Landlord's Work.

     2.13 Landlord's Work. The improvements and other work, if any, to be accomplished by Landlord in accordance with Section 3.3.

      2.14 Mortgage. Any mortgage, trust deed or other encumbrance, and all renewals, extensions or replacements thereof, now or hereafter imposed by Landlord upon the real property which includes the Premises.

      2.15 Mortgagee. The holder of a Mortgage.

     2.16 Operating Expenses. All costs incurred by Landlord, if any, for any of the following:

             (a) The operation, repair and maintenance, in neat, clean and good order and condition of (i) the Common Areas of the Project, including without limitation all parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, and irrigation systems, common area lighting facilities, and fences and gates; (ii) fire detection in the Project, including sprinkler system maintenance and repair; and (iii) unless allocated directly to Tenant pursuant to Section 8.1(b), the Building's heating, ventilation and air conditioning ("HVAC") systems.

             (b) Trash disposal for the Common-Areas of the Project (Tenant to pay for trash disposal specific to its Permitted Use of the Premises) and to the extent any such services are provided, janitorial service, security services, gardening, painting, plumbing, electrical, carpentry, window washing, signage and equipment rental expenses, and any other service to be provided by Landlord that is elsewhere in the Lease stated to be an item of Operating Expenses.

          (c) Any deductible portion of an insured loss concerning any of the items or matters described in this Section.

          (d) Premiums for any insurance policies maintained by Landlord pursuant to Section 11 below.

          (e) Real Property Taxes to be paid by Landlord.

          (f) Utilities not separately metered to Tenant or other tenants of the Project.

          (g) Independent contractors for services (excluding capital improvements), and compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with day-to-day operation, maintenance and repair of the Project, provided such compensation is commercially reasonable.

          (h) Maintenance and repair of roofs, building walls, foundations, and all sewer and water facilities.

          (i) A property management fee in the amount of fifteen percent (15%) of the preceding items of Operating Expenses.

          (j) Dues and assessments payable to the Business Park's property owners association (if any). The inclusion of the improvements, facilities and services set forth in the foregoing definition shall not be deemed Landlord's representation that such improvements or facilities exist, nor shall it impose on Landlord any obligation either to have those improvements or facilities or to provide those services, unless the improvements or facilities already exist in the Project or Landlord already provides the services as of the Commencement Date, or unless Landlord has agreed to do so elsewhere in the Lease.

      2.17 Real Property Taxes. All general property and improvement taxes and all forms of assessment, special assessment or reassessment, license fee, license tax, business license tax, commercial rental tax, in lieu tax, levy, charge, penalty (to the extent not imposed as a result of Landlord's negligence) or similar imposition, imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, or any agency or public body, as against any legal or equitable interest of Landlord in the Premises and all improvements thereon and thereto as they presently exist or as they may be expanded, developed, constructed or altered from time to time, including but not limited to: (a) any tax on Landlord's rent, right to rent or other income from the Premises or all or any portion of the Project or as against Landlord's business of leasing the Premises, but specifically excluding Landlord's federal, state or city income, franchise, corporate, personal property, stock transfer, revenues, inheritance or estate taxes; (b) any assessments, taxes, fees, levies or charges in addition to, or in substitution, partially or totally, for any assessment, tax, fee, levy or charge previously included within the definition of real property tax before adoption of Proposition 13 by the voters of the State of California in the June 1978 election, it being acknowledged by Tenant and Landlord that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services that were before Proposition 13 provided without charge to property owners or occupants; and (c) any assessment, tax, fee, levy or charge upon this transaction or any document to which Tenant is a party which is imposed on the creation or transfer of an interest or an estate in the Premises. It is the intention of Tenant and Landlord that all new and increased assessments, taxes, fees, levies and charges, and all similar assessments, taxes, fees, levies and charges be included within the definition of Real Property Taxes for the purposes of this Lease. Real Property Taxes for the first year of the Term shall be calculated as if the Premises and related improvements were fully assessed. If at any time during the Term the laws concerning the methods of real property taxation prevailing at the commencement of the Lease Term are changed so that a tax or excise on rents or any other tax, however described, is levied or assessed against Landlord as a substitution in whole or in part for any real property taxes, then Real Property Taxes shall include, but not be limited to, any such assessment, tax, fee, levy or charge allocable to or measured by the area of the Premises or the rent payable hereunder, including, without limitation, any gross income tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof. With respect to any assessments that may be levied against or upon the Premises, the Building or all or any portion of the Project and that under the laws then in force may be evidenced by improvement or other bonds, or may be paid in annual installments, there shall be included within the definition of Real Property Taxes with respect to any tax fiscal year only the amount currently payable on such tax, bond or assessment, including interest, for such tax fiscal year or the current annual installment for such tax fiscal year.

 3. PREMISES.

      3.1 Lease of Premises. In consideration of the rent and covenants set forth below, Landlord hereby leases the Premises to Tenant, and Tenant hires the Premises from Landlord, for the term, at the rental, and upon all of the conditions set forth herein. Except as otherwise provided herein, this Lease is subject to: (i) all covenants, conditions, restrictions, easements, mortgages, deeds of trust, leases, ground or underlying leases, rights of way, reciprocal easement agreements to which Landlord is a party which affect the Project and all other matters now or hereafter affecting the Project or the Premises; and
(ii) all zoning laws, ordinances and building codes now or hereafter affecting the Project or the Premises.

      3.2 Landlord's Reserved Rights. Landlord reserves to itself the absolute rights: (i) to use the roof, exterior walls and area beneath the Premises, and
(ii) to install, use, maintain and replace equipment, machinery, pipes, conduits and wiring located within the Premises which serve other parts of the Project, in a manner and in locations that do not unreasonably interfere with Tenant's use of the Premises.

      3.3 Condition of Premises. Tenant acknowledges that except to the extent expressly set forth in this Lease or in a written addendum or amendment hereto, neither Landlord nor its agents have made (i) any promise to alter, remodel or otherwise improve, or (ii) any representation or warranty with respect to the condition of, the Premises, the Building or any part of the Project or improvements thereon or therein. Tenant's taking possession of the Premises shall be deemed acceptance of the Premises by Tenant, and shall be deemed conclusively to establish that the Premises are in good and satisfactory condition as of the date Tenant takes possession. Subject to the completion of any Landlord's Work, Tenant accepts possession of the Premises in their current, "as is", condition, and acknowledges that it has inspected the Premises before signing this Lease and is fully aware of the condition of the Premises. Notwithstanding the foregoing, and prior to Landlord's Delivery of the Premises, Landlord shall inspect any existing HVAC system (consisting of any air distribution duct work, compressors and any other related components or equipment); electrical system (consisting of wall and floor outlets, fluorescent lighting and distribution, panels);and plumbing system (consisting of water supply; sinks, drains, restroom facilities and water heater[s]) collectively ( Existing Utility Systems"), located in or on the Premises to ensure that each Existing Utility System. and any related component is in proper working order and condition. In addition Landlord shall ensure that the Premises is thoroughly cleaned.

      3.4 Rights in Common Areas. Landlord grants to Tenant and to Tenant's employees, invitees and licensees a non-exclusive license during the Term to use the Common Areas, subject to the terms and conditions of this Lease. Tenant acknowledges that others, including without limitation Landlord and other tenants of the Building and Project, and their respective employees, invitees and visitors, and other persons authorized by Landlord, will also be entitled to use the Common Areas. Without advance notice to Tenant and without any liability to Tenant in any respect, Landlord shall have the right to:


          (a) Establish and enforce reasonable rules and regulations concerning the maintenance, management, use and operation of the Common Areas.

          (b) Close off any of the Common Areas to whatever extent required in the opinion of Landlord and its counsel to prevent a dedication of any of the Common Areas or the accrual of any rights by any person or the public to the Common Areas, provided such closure does not deprive Tenant of the substantial benefit and enjoyment of the Premises.

          (c) Temporarily close any of the Common Areas for maintenance, alteration or improvement purposes.

          (d) Select, appoint or contract with any person for the purpose of operating and maintaining the Common Areas, subject to such terms and at such rates as Landlord deems reasonable and proper.

          (e) Change the size, use, shape or nature of any portions of the Common Areas, provided such change does not deprive Tenant of the reasonable benefit and enjoyment of the Premises. So long as Tenant is not thus deprived of the reasonable use and benefit of the Premises, Landlord will also have the right at any time to change the arrangement or location of, or both, or to regulate or eliminate the use of, any concourse, parking spaces, garage, or any elevators, stairs, toilets or other public conveniences in the Project, without incurring any liability to Tenant or entitling Tenant to any abatement of rent, and such action will not constitute an actual or constructive eviction of Tenant.

          (f) Erect one or more additional buildings on the Common Areas, expand the existing buildings or other buildings to cover a portion of the Common Areas, convert Common Areas to a portion of the Building or other buildings, or convert any portion of such other buildings to Common Areas. Upon erection of any additional buildings or change in the Common Areas, the portion of the Project upon which buildings or structures have been erected will no longer be deemed to be a part of the Common Areas. In the event of any such changes in the size or use of the Common Areas of the Project, Landlord may make an appropriate adjustment in the Building's or any other buildings' pro rata share of exterior Common Areas of the Project as appropriate, and a corresponding adjustment to Tenant's Share of Operating Expenses.

4. TERM; DELIVERY OF PREMISES.

      4.1 Term. The Term shall be for the number of months set forth at Section
1.4 above, beginning on the Commencement Date and ending on the Expiration Date. Notwithstanding the foregoing, if Delivery of the Premises has not occurred by the Commencement Date, then the Commencement Date shall be the actual date of Delivery of the Premises, as advanced day-for-day for each day's delay therein that is Tenant Delay. Landlord shall not be liable for any damage incurred by Tenant as a result of any delay in Delivery of the Premises, and this Lease shall not thereby become void or voidable. "Tenant Delay" means delay in the Delivery of the Premises caused by any of the following: (i) non-compliance by Tenant with matters to be performed by Tenant or Tenant's agents as specified in Exhibit B; (ii) Tenant's failure to respond within a reasonable time during the design or construction periods to requests for approval, consent, explanation or interpretation of anything relating to the construction of Landlord's Work;
(iii) the effect of any change orders or other revisions of any items of Landlord's Work initiated or necessitated by Tenant or its agents; or (iv) any other cause within Tenant's exclusive control that adversely affects the date of Delivery of the Premises.

      4.2 Delivery of the Premises. Upon completion of Landlord's Delivery Work, the parties shall jointly inspect the Premises. If any defects in Landlord's Delivery Work exist at the time of such inspection, Tenant shall notify Landlord thereof in writing upon its inspection of the Premises and Landlord shall correct such defects; provided, however, that Delivery of the Premises to Tenant shall be delayed only if the existence of any such defects would materially adversely affect Tenant's occupancy of the Premises, in which case the date of Delivery of the Premises shall be the date upon which Landlord notifies Tenant that such defects have been substantially corrected. Upon inspection and Delivery of the Premises to Tenant, Tenant shall at Landlord's request sign a written statement acknowledging Tenant's inspection and acceptance of the Premises. If Tenant shall fail to contact Landlord and inspect the Premises within five (5) days after notice from Landlord that Landlord's Delivery Work has been substantially completed, Landlord's notice shall be conclusive and binding and Delivery of the Premises shall be deemed to have occurred on the last day of the five-day period. If a dispute shall arise between Landlord and Tenant as to the completion of any of Landlord's Work, the certificate of Landlord's architect shall be binding and conclusive upon all parties. Notwithstanding the foregoing, unless otherwise agreed to, if Tenant shall begin Tenant's Work or shall otherwise occupy the Premises prior to substantial completion of Landlord's Delivery Work, Delivery of the Premises shall be deemed to have been the date of such commencement of Tenant's Work or other occupancy of the Premises.

4.3 Termination for Non-Commencement. Notwithstanding the foregoing, in the event that Delivery of the Premises has not occurred within six months after the Commencement Date set forth in Section 1.5(a), then for a period of ten (10) days after the expiration of such six-month period either party not in default hereunder may cancel and terminate this Lease, without any liability to the other party, upon written notice to the other party; and provided further, however, that if such written notice of termination is not delivered by either party within the ten-day period, the foregoing right to terminate this Lease shall itself terminate and be of no further force or effect.

     4.4 Memorandum of Commencement Date. Following the Delivery of the Premises, Landlord shall prepare and forward to Tenant two copies of a written Memorandum of Commencement Date, signed by Landlord, confirming the Commencement Date and the date on which the Term will expire. Within ten (10) days after receipt thereof, Tenant shall sign and return one copy of the Memorandum of Commencement Date, indicating either Tenant's agreement with the matters set forth therein or any areas of disagreement. Tenant's failure to return a copy of the Memorandum of Commencement Date within such ten-day period shall be conclusively deemed Tenant's agreement with all matters set forth therein. Any dispute or disagreement on Tenant's part as to the Commencement Date set forth in such memorandum shall, at the election of either party, be submitted to final, binding arbitration in San Diego, California under the Commercial Arbitration Rules of the American Arbitration Association.

      4.5 Early Possession. Landlord herein agrees to grant Tenant early occupancy of the Premises (estimated to be on or about February 22, 2000). In this event, the Delivery of the premises would occur prior to the estimated Delivery of the Premises specified in Section 1.5(c) above, and such occupancy shall be subject to all provisions of this Lease including excluding payment of monthly Base Rent ford the. period from Delivery of the Premises to the actual' Commencement Date.

5. RENT.

      5.1 General. From and after the Commencement Date, Tenant agrees to pay Landlord, in advance, on the first day of each and every calendar month during the Term, Base Rent and Additional Rent as specified in this Section. Payment of all such rent shall be without offset or demand, shall be in lawful money of the United States of America and shall be made at the address set forth for Landlord herein or at such other place as Landlord may direct.

     5.2 Base Rent. Base Rent shall initially be in the amount per month set forth in Section 1.7.

      5.3 Annual Adjustment to Base Rent. During Lease Years 1-5, Base Rent shall be increased during the Term in accordance with the schedule set forth in
Section 1.9. During Lease Years 6-10, Base Rent shall be increased (however by not more than, six-percent (6%) in any: Lease Year) by the percentage change in the Consumer Price Index-for the Los Angeles-Riverside-Orange County all Urban Consumers. The Base Index. shall be the Index in effect during April 2004.

      5.4 Operating Expenses. The parties intend that, subject only to the specific exceptions set forth herein, this Lease be absolutely net to Landlord. Accordingly, in addition to Base Rent and subject to the provisions of this Section, Tenant shall pay, as Additional Rent, Tenant's Share of Operating Expenses incurred by Landlord during each calendar year of the Term, pursuant to the following terms and conditions:

             (a) Landlord shall provide to Tenant, at or before the Commencement Date, a good faith estimate of Tenant's Share of Operating Expenses that Landlord anticipates will actually be incurred for the calendar year in which the Commencement Date occurs. Landlord shall also provide to Tenant, as soon as possible following the first day of each succeeding calendar year, a good faith estimate of Tenant's Share of Operating Expenses with respect to such succeeding calendar year of the Term.

             (b) Each annual estimate of Tenant's Share of Operating Expenses determined by Landlord pursuant to this Section shall be divided into twelve
(12) equal monthly installments. Tenant shall pay to Landlord such monthly installment of Tenant's Share of Operating Expenses with each monthly payment of Base Rent. In the event the estimated amount of Tenant's Share of Operating Expenses has not yet been determined for any calendar year, Tenant shall pay the monthly installment in the estimated amount determined for the preceding calendar year until the estimate for the current calendar year has been provided to Tenant, at which time Tenant shall pay any shortfall for the preceding months of the calendar year and shall thereafter make the monthly installment payment in accordance with the current estimate.

             (c) Within sixty (60) days following the end of each calendar year of the Term, Landlord shall determine and provide to Tenant a statement setting forth the amount of Operating Expenses actually incurred with respect to such calendar year. In the event that Tenant's Share of such actual Operating Expenses exceeds the sum of the monthly installments actually paid by Tenant for such calendar year, Tenant shall pay the difference to Landlord, within thirty
(30) days following receipt of such statement. In the event the sum of such installments exceeds Tenant's Share of such Operating Expenses actually incurred, the difference shall be applied as a credit to future installments of Tenant's Share of Operating Expenses or paid by Landlord to Tenant within thirty
(30) days following expiration of the Term.

             (d) Upon written request of Tenant, Landlord shall provide an accounting of the Operating Expenses for the preceding calendar year. Landlord shall keep at its home office full, accurate and separate books of account with backup documentation of Operating Expenses for a period of three full years after the end of each calendar year, which Tenant shall have the right to examine and copy at no expense to Landlord, at reasonable times and upon reasonable notice. Tenant shall have the right, upon twenty (20) days' prior notice to Landlord, not more frequently than annually and at Tenant's sole cost and expense, to conduct an audit of Landlord's books and records regarding such Operating Expenses to confirm the accuracy of Landlord's accounting; provided, however, that such audit shall not unreasonably interfere with the conduct of Landlord's business.

      5.5 Late Charges. Tenant acknowledges that late payment by Tenant to Landlord of Base Rent or Additional Rent due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which is extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Landlord by the terms of any mortgage or deed of trust covering the Premises. Therefore, if any payment of Base Rent or Additional Rent is not paid within five (5) days after the date due, Tenant shall pay to Landlord five percent (5%)(degree) of the amount due or Two Hundred Fifty Dollars ($250.00), whichever is greater. The parties agree that such late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of the late payment by Tenant. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as limiting Landlord's remedies in any manner.

6. SECURITY DEPOSIT. Tenant shall pay to Landlord, immediately upon execution of this Lease, a security deposit in the amount set forth at Section 1.10 ("Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any other amount which Landlord may spend or become obligated to spend by reason of Tenant's default or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, upon demand therefor, deliver cash to Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest thereon. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant (or at Landlord's option, to the last assignee of Tenant's interests hereunder) at the expiration of the Term, provided that Landlord may retain the Security Deposit until such time as any amount due from Tenant under this Lease has been determined and paid in full.

 7.   USE.

      7.1 Permitted Use. The Premises shall be used and occupied only for the purposes and activities set forth in Section 1.13 above, and for no other uses or purposes whatsoever. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business or other activity carried on in the Premises, or if a failure to procure such a license or permit might or would in any way affect Landlord or the Business Park, then Tenant, at Tenant's expense, shall (i) duly procure and thereafter maintain such license or permit and submit the same for inspection by Landlord, (ii) install and pay for any improvements, changes or alterations in the Premises, required by any governmental authority, as a result of its proposed use of the Premises or its manner of operation, and (iii) at all times, comply with the requirements of each such license or permit. Tenant warrants that it has investigated whether its proposed use of the Premises and its proposed manner of operation will comply with, and Tenant assumes the risk that its proposed use of the Premises and its proposed manner of operation are and will continue to be in compliance with, all applicable land use approvals, laws and regulations, including without limitation all zoning laws regulating the use of and enjoyment of the Premises. Tenant agrees that under no circumstances shall Tenant be released in whole or in part from any of its obligations under this Lease as a result of any governmental authority's disallowing or limiting Tenant's proposed use of the Premises or its manner of operation.

      7.2 Condition of Premises. Landlord warrants to Tenant, but without regard either to any Tenant's Work or to the use for which Tenant will use the Premises, that as of the date of Delivery of the Premises, the Premises do not violate the Declaration or any other covenants or restrictions of record or any applicable building code, regulation or ordinance in effect on the date of this Lease. In the event it should be determined that this warranty has been violated, then after written notice from Tenant, Landlord shall promptly, at its sole cost and expense, rectify any such violation. In the event Tenant does not give Landlord any such written notice of violation within three (3) months after the Commencement Date, the correction of such violation shall thereafter be Tenant's obligation, to be performed at Tenant's sole cost and expense. The foregoing warranty shall be of no force or effect if, prior to the date of this Lease, Tenant was the owner or occupant of the Premises, in which event Tenant shall correct any such violation, whenever determined to exist, at Tenant's sole cost and expense.

      7.3 Compliance With Requirements. Subject to Section 7.2 above, Tenant shall, at Tenant's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, applicable covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect during the Term, whether or not they reflect a change in policy from that now existing, relating in any manner to the Premises and the occupation and use by Tenant of the Premises. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Business Park. Without limiting the generality of the foregoing, Tenant shall, at its sole cost and expense, comply promptly with all Hazardous Materials Laws and with all environmental laws and ordinances applicable to the conduct of Tenant's business, including all air quality and air pollution regulations of the regional air pollution control district. If at anytime Tenant is not fulfilling its obligations under this Section, Landlord may cause to be performed, at Tenant's sole 'reasonable cost, an audit or inspection of the Premises to evaluate Tenant's compliance herewith.

      7.4 Compliance With Americans With Disabilities Act. The parties acknowledge that the design and construction of certain areas of the Building and/or the Common Areas and Premises may not presently, be in compliance with Title III of the Americans With Disabilities Act ("ADA") and other applicable laws and regulations that relate to access by the disabled or handicapped. For any non-compliance that exists prior to the Commencement Date, Landlord shall be responsible, at its sole expense for any necessary alterations or improvements to the Building or the Common Areas to the extent necessary to correct any such non-compliance. Landlord agrees that no cost or expense related: to such alterations or improvements required as of result of accessibility requirements imposed by the ADA that are in effect on the Commencement- Date shall be included. in Operating; Expenses. After the, Commencement Date, Tenant shall be responsible for compliance with the ADA and related statutes with respect to any subsequent alterations or improvements to the Premises made by Tenant and the operation of any businesses conducted from the Premises; Landlord shall have no responsibility or liability with respect thereto. In the event of any changes to the ADA or other applicable statutes, or any rules or regulations promulgated pursuant thereto, that become effective after the Commencement Date of this Lease, Tenant shall be responsible, at its sole expense, for any necessary alterations or improvements to the Premises, and Landlord shall be responsible for any necessary alterations or improvements to the Building or any Common Areas; provided, however, that Landlord's costs and expenses incurred in connection with any such alterations or improvements shall be conclusively deemed to be capital items and such costs and. expenses shall be amortized in accordance with generally accepted accounting practice, provided however, that Landlord shall not include in Operating Expenses amortization of any ADA cost incurred solely for improvements to the leased Premises or another tenant in the Business Park and not part of a more general program of compliance with, amendments to or subsequent regulations issued under the ADA.

      7.5 Rules and Regulations. Tenant shall at all times comply with the Declaration and with the rules and regulations for the Business Park. A copy of the rules and regulations in existence on the date of this Lease is attached hereto as Exhibit C, but Landlord reserves the right to amend the rules and regulations at any time by giving notice of amendment to Tenant, if Landlord determines such amendments to be to the best interests of the Building and its tenants. Tenant shall not be bound by any such amended rules and regulations until Tenant has received a written copy thereof. Landlord agrees that the rules and regulations shall be enforced in a uniform and non-discriminatory manner; provided, however, that Landlord shall not be liable to Tenant for Landlord's failure to enforce the rules and regulations against any other tenants of the Project. Landlord shall not change any rules so as to authorize other tenants; to violate applicable laws, ordinances, or regulations or to engage in activities that would constitute a nuisance:

8. MAINTENANCE, REPAIRS AND ALTERATIONS. 8.1
      Tenant's Obligations.
             (a) Except as provided for in Section 8.4, Tenant shall keep and maintain in good, sanitary order, condition, and repair (including replacement of parts and equipment if necessary) the Premises and every part thereof and any and all appurtenances thereto wherever located, including, without limitation, the interior surfaces of the exterior wall, the exterior and interior portion of all doors, door frames, door checks, windows (including window sashes, casements and frames), plate glass, storefront, Tenant's signs, all plumbing and sewage facilities within the Premises (including free flow up to the main sewer line), fixtures, heating and air conditioning and electrical systems (whether or not located in the Premises), sprinkler system, walls, floor and ceilings, and all other repairs, replacements, renewals and restorations, interior and exterior, ordinary and extraordinary, foreseen and unforeseen, and all other work performed, and additions, alterations, and improvements installed by or on behalf of Tenant. Any glass broken shall promptly be replaced by Tenant with glass of the same quality, size and kind. If Tenant shall fail to replace same within seventy-two (72) hours after such glass is broken, Landlord shall have the right, but shall not be obligated, to replace such glass, in which event Tenant shall, promptly upon demand therefor by Landlord, reimburse Landlord for reasonable expenses incurred by Landlord in connection therewith.

             (b) Tenant shall procure and maintain, at Tenant's expense, an HVAC system maintenance contract on any HVAC systems which serve only the Premises; provided, however, that Landlord may at its election procure and maintain the HVAC system maintenance contract, in which event Tenant shall reimburse Landlord, upon demand and as Additional Rent, for Landlord's costs thereof. If Tenant procures the HVAC maintenance contract, then Tenant shall submit a copy of such maintenance contract at the Commencement Date, and thereafter as reasonably required by Landlord.

             (c) Tenant shall, at Tenant's sole cost and expense, comply with all laws, rules, orders, ordinances, directions, regulations and legal requirements of federal, state, county or municipal governmental authorities now or hereafter affecting or applying to the Premises, including, without limitation, the Americans With Disabilities Act.

      8.2 Condition on Termination. Subject to the provisions of Section 86, the last day of the Term, or on any sooner termination, Tenant shall surrender the Premises to Landlord in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices. Tenant shall repair any damage to the Premises occasioned by the installation or removal of Tenant's trade fixtures, alterations, furnishings and equipment, and shall leave all air lines, power panels, electrical distribution systems, lighting fixtures, HVAC systems, plumbing and fencing in good operating condition.


     8.3 Landlord's Rights. If Tenant fails to perform Tenant's obligations under Section 8.1 or 8.2 or under any other provision of this Lease, Landlord may enter the Premises after three (3) days' prior written notice to Tenant (except in the case of emergency, in which case no notice shall be required) and perform such obligations on Tenant's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon from the date incurred at the maximum rate then allowed by law shall be due and payable as Additional Rent to Landlord together with Tenant's next Base Rent installment.

      8.4 Landlord's Obligations. Except for any Landlord's Work as set forth in Exhibit B, and Sections 13 and 14 relating to damage and condemnation, and the provisions in this Section 8.4 below which relate solely to multi-tenant buildings, the parties intend that Landlord shall have no obligation whatsoever to repair and maintain the Premises or the equipment therein, whether structural or non-structural, all of which the parties intend to be obligations of Tenant pursuant to this Section 8. Notwithstanding the foregoing, if the parties acknowledge that the Building is a multi-tenant facility, and Landlord shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Building, as well as the Common Areas, and all costs and expenses incurred by Landlord in connection therewith shall be included within Operating Expenses. Landlord shall have no obligation to make repairs under this Section until a reasonable time after receipt of written notice from Tenant of the need for such repairs.

      8.5 Waiver. Tenant expressly waives all rights to make repairs at the expense of Landlord or deduct any amounts from rent as provided in any statute or law in effect during the Term of this Lease, including its rights under the provisions of ss. 1941 and ss. 1942 of the CIVIL CODE of the State of California. Nothing herein shall limit or affect any rights Tenant may. have under the express provisions' of this Lease, e.g.; to make emergency repairs at. Landlord's expense subject to compliance- with the, conditions of Section 8.4.


      8.6    Alterations and Additions.

             (a) Tenant shall not, without Landlord's prior written consent which shall not be unreasonably withheld, make any alterations, improvements, additions, or Utility Installations in, to or about the Premises. Tenant shall make no change or alteration to the exterior of the Building without Landlord's prior written consent, which consent may be withheld for any reason in Landlord's sole discretion and which may at Landlord's discretion be conditioned upon Tenant's providing Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1 %z) times the cost of the work. As used in this Section, the term "Utility Installations" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing. Landlord may require that Tenant remove at the expiration of the Term any or all alterations, improvements, additions or Utility Installations which were not part of the original Tenant Improvements, and' restore the Premises and the Common Areas to their prior condition provided, however that Tenant shall not be, obligated to remove any such alterations, improvements; additions or Utility Installations that were affirmatively approved in advance by Landlord unless Landlord so advised Tenant at the time of approval. Should Tenant make any alterations, improvements, additions or Utility Installations without the prior approval of Landlord, for which Landlord's approval or, consent was required hereunder, Landlord may, at any time during the Term of this lease, require that Tenant remove any or all of the same.

             (b) Except for improvements to be accomplished by Landlord at its expense, if any, Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Building or any interest therein. Tenant shall give Landlord not less than ten days' notice prior to the commencement of any work in the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building as provided by law. If Tenant shall, in good faith, contest the validity of any such lien, claim or demand, then Tenant shall, at its sole expense, defend itself and Landlord against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against the Landlord or the Building, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to one and one-half (1 Y2) times the amount of such contested lien claim or demand, indemnifying Landlord against liability for such claim or lien and for all costs of defense thereof, of obtaining the release of any lien, and of making the Building free from the effect of such lien or claim. In addition, Landlord may require Tenant to pay Landlord's attorneys' fees and costs in participating in such action if Landlord shall decide it is in Landlord's best interest to do so. In any event, Landlord may pay the lien claim prior to the enforcement thereof, in which event Tenant shall reimburse Landlord in full, including attorneys' fees for any such expense, as Additional Rent, with the next due rents.

             (c) All alterations, improvements, additions and Utility Installations (exclusive of all trade fixtures of Tenant) which may be made on the Premises, shall be the property of Landlord and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Landlord requires their removal. Notwithstanding the provisions of this Section 8.6, Tenant's machinery and equipment (other than Utility Installations), other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises or the Building, shall remain the property of Tenant and may be removed by Tenant subject to the provisions of Section 8.2.

9. TAXES.

     9.1 Real Property Taxes. Landlord shall pay all Real Property Taxes with respect to the Building and the Project, which shall be included in Operating Expenses. If the Premises are separately assessed, or included within an assessor's parcel that does not encompass the entire Project, Landlord shall adjust Tenant's Share of Operating Expenses as it relates to Real Property Taxes, to reflect the proportion between the area of the Premises and the total area of the assessor's parcel encompassing the Premises.

     9.2 Personal Property Taxes. Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere. When possible, Tenant shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Landlord. If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant within ten days after a receipt of a written statement setting forth the taxes applicable to Tenant's property.

10. UTILITIES. Tenant shall be solely responsible for, shall arrange for, and shall promptly pay all charges, including meter and connection fees, for water, gas, electricity, sewer, and any other utility used upon or furnished to the Premises. In the event any such utility is not separately metered, Tenant shall pay its share of the cost thereof, as equitably determined by Landlord, as Additional Rent, as part of Operating Expenses. In this regard, Tenant acknowledges and agrees that if Tenant's use of the Premises results in a disproportionately heavy use of water or other commonly metered utilities, then Landlord, at Landlord's discretion, and in a reasonable and equitable manner, may adjust Tenant's Share of Operating Expenses to reflect such disproportionately heavy use. Landlord does not warrant that any services Landlord supplies will not be interrupted, e.g., because of accidents, repairs, alterations, improvements or any reason beyond the reasonable control of Landlord. No such interruption shall: (i) be considered an eviction or disturbance of Tenant's use and possession of the Premises; (ii) entitle Tenant to terminate this Lease; (iii) make Landlord liable to Tenant for damages; (iv) abate Base Rent, Additional Rent or any other sums due hereunder; or (v) relieve Tenant from performing its obligations hereunder.

11. INSURANCE.

      11.1 Liability Insurance-Tenant. Prior to the earlier of the Commencement Date or Tenant's occupancy of the Premises, Tenant, at its own expense, shall obtain from and shall thereafter keep in force with companies reasonably acceptable to Landlord, commercial general liability insurance applying to the use and occupancy of the Premises, or any areas adjacent thereto, and the business operated by Tenant or any other occupant on the Premises. Such insurance shall: include broad form contractual liability insurance coverage specifically insuring all of Tenant's indemnity obligations under this Lease; have a minimum combined single limit liability of at least $2,000,000; be written to apply to all bodily injury, property damage, personal injury and other covered loss, however occasioned, occurring during the policy term; contain endorsements deleting any employee exclusion on personal injury coverage; include products and completed operations coverage; provide for severability of interests or a cross-liability provision or endorsement; and afford coverage for all claims based on acts, omissions, injury and damage, which claims occurred or arose (or the onset of which occurred or arose) in whole or in part during the policy period. The foregoing policy of insurance shall name Landlord and any parties designated by Landlord as additional insureds, and shall include a per-location endorsement, Form C62504 or equivalent. In addition, Tenant shall maintain non-owned automobile liability insurance. The policy limits herein specified shall be increased from time to time upon written demand from Landlord, if circumstances reasonably justify such increases. Tenant shall furnish Landlord with a certificate of such insurance within thirty days after the Commencement Date and whenever requested shall satisfy Landlord that such policy is in full force and effect. The policy shall be endorsed to provide that its coverage shall be primary and noncontributing with any insurance carried by Landlord, and shall be further endorsed to provide that it shall not be canceled or altered without thirty days' prior written notice to Landlord.

      11.2 Liability Insurance-Landlord. Landlord shall obtain and keep in force during the Term commercial general liability insurance, insuring against liability for injury to or death of persons and loss of or damage to property occurring in or on the Common Areas. Landlord's liability insurance shall be in amount of not less than $2,000,000 combined single limit per occurrence for bodily and personal injury and property damage.

      11.3    Property Insurance-Landlord.

             (a) Landlord shall maintain in full force and effect at all times a standard policy or policies insuring against "all risk" perils (also known as "special perils") covering the Building and other improvements owned by Landlord in the Business Park in an amount at least sufficient to avoid the effects of coinsurance provisions of the policy or policies (i.e., not less than ninety percent [90%] of the actual replacement cost of the Building and other improvements, without deduction for depreciation and excluding foundations, excavation costs and the cost of underground flues, pipes and drains, if such costs are properly excludable under coinsurance requirements). Such insurance shall include (i) a standard form of lender's loss payable endorsement, issued to the holder or holders of a mortgage or deed of trust secured in whole or in part by the Building and the other property on which the insured improvements are located; (ii) at Landlord's sole option, coverage for flood or earthquake or both; and (iii) rental income insurance equal to Base Rent and Operating Expenses for up to one year. In addition, Landlord shall obtain and keep in force during the Term such other insurance as Landlord deems advisable.

            (b) Tenant shall pay for any increase in the property insurance of the Building or such other building or buildings if the increase is caused by Tenant's acts, omissions, use or occupancy of the Premises. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Section 11.3. If Tenant does or permits to be done anything which shall increase the cost of the insurance policies referred to in this
Section 11.3, then Tenant shall within thirty (30) days after demand therefor by Landlord reimburse Landlord for any additional premiums attributable to any act or omission or operation of Tenant causing such increase in the cost of insurance. Landlord shall deliver to Tenant a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed.

      11.4 Property Insurance-Tenant. Tenant shall pay for and shall maintain in full force and effect at all times, a standard policy insuring against "all risk" perils (also known as "special perils"), covering all exterior glass, whether plate or otherwise, and all interior glass, stock in trade, merchandise, trade fixtures, equipment and other personal property located in the Premises and used by Tenant in connection with its business. Tenant shall furnish Landlord with a duly executed certificate evidencing such coverage at the commencement of the Term and not less than thirty (30) days before the expiration of the term of such coverage.

      11.5 Insurance Policies. Each policy of insurance required to be maintained by Tenant hereunder shall name Landlord, and any other parties in interest designated by Landlord, as additional insureds and shall contain a clause that the insurer will not cancel or change such insurance without first giving Landlord thirty (30) days' prior written notice. Such insurance may be furnished by Tenant under any blanket policy carried by it or under a separate policy therefor; provided that such blanket policy shall contain an endorsement that names Landlord (and any other parties in interest designated by Landlord) as an additional insured, references the Premises and guarantees that a minimum limit equal to the insurance amounts required in this Lease will be available specifically for the Premises. All insurance shall be with a good and solvent insurance company authorized to do business in the State in which the Business Park is located, having a minimum rating of A and X in Best's Insurance Guide. A copy of the paid-up policy or other evidence reasonably satisfactory to Landlord shall be delivered to Landlord prior to the Term Commencement Date and not less than thirty (30) days prior to each renewal or extension of such policy of insurance. In the event that Tenant shall deliver a certificate of insurance in lieu of a copy of the paid-off insurance policy at any time during the Term of this Lease, a copy of such insurance policy shall be provided to Landlord as soon thereafter as practicable. No policy of insurance under this Section shall provide for a deductible in excess of Ten Thousand Dollars ($10,000), provided that Tenant shall remain obligated for the insurance deductible. All public liability, property damage or casualty policies and the coverage evidenced thereby shall be primary with respect to any policies carried by Landlord and any coverage carried by Landlord shall pay only amounts in excess of the limits in said policies of Tenant. In addition to the foregoing, in the event Tenant fails to provide or keep in force any of the insurance required pursuant to this
Section 11 , then Landlord, in its discretion and without waiving any of its rights under this Lease, may provide such insurance, in which event the cost thereof shall be payable by Tenant to Landlord as Additional Rent on the first day of the calendar month immediately following demand therefor from Landlord.

      11.6 Waiver of Subrogation. Each party hereby waives any and all rights of recovery against the other party hereto and its officers, agents, employees, or representatives, and Tenant hereby waives any rights it may have against any trust deed holder, for the loss, damage, or injury to property arising from any event which is covered by insurance against fire, vandalism, malicious mischief, and extended coverage, and such other perils as are from time to time included in the "all risk" insurance policy(ies) carried by Landlord and Tenant pursuant to this Section 11, provided that such waiver shall apply only to the extent of any recovery by the injured party under such insurance. In the event the other party is a self-insurer (as may be permitted herein), such waiver shall be to the limit of that insurance required to be carried hereunder. Each party hereto, on behalf of its respective insurance companies hereby waives, to the extent of any recovery under any such insurance policies, any right of subrogation that one may have against the other, and Tenant, on behalf of its insurance companies, hereby waives any right of subrogation which such insurer may have against any trust deed holder. Each party hereto shall cause its respective insurance policies to contain endorsements evidencing such waivers of subrogation. The foregoing releases and waivers of subrogation shall be operative only so long as same shall neither preclude the obtaining of insurance nor diminish, reduce or impair the liability of any insurer. In the event that a waiver of subrogation cannot be obtained, the other party is relieved of the obligation to obtain a waiver of subrogation rights with respect to the particular insurance involved.

 12. WAIVER AND INDEMNITY.

      12.1 Waiver and Exemption of Landlord From Liability. Tenant hereby agrees that except for damage or injury resulting from Landlord's sole active negligence or willful misconduct, Landlord shall not be liable for injury to Tenant's business or any loss of income, including damage to the goods, wares, merchandise or other property of Tenant or of Tenant's employees, invitees, customers, or any other person in or about the Premises, or the Common Areas. Landlord shall not be liable, except when the damage or injury is a result of Landlord's sole active negligence or willful misconduct, for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures or from any other cause, whether said damage or injury results from conditions arising upon the Premises, or the Common Areas or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant. Except for Landlord's active negligence or willful misconduct; Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, occupant or use of the Business Park or from the failure of Landlord to enforce the provisions of any other lease in the Business Park. Except for Landlord's active negligence or willful misconduct, Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property of Tenant or injury to persons, in, upon or about the Premises and elsewhere arising from the above or any other causes, and Tenant hereby waives all claims in respect thereof against Landlord.

      12.2 Tenant's Indemnity. Tenant shall indemnify, protect, defend, and hold Landlord and Landlord's officers, directors, employees and agents (collectively, "representatives") harmless from and against any and all claims, actions, demands, proceedings, losses, damages, costs of any kind or character (including reasonable attorneys' fees and court costs), expenses, liabilities, judgments, fines, penalties, or interest (collectively, "Losses"), arising from or out of Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere. Tenant shall also indemnify, protect, defend, and hold Landlord and Landlord's representatives harmless from and against any and all Losses arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or omission of Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities reasonably incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Landlord or any of Landlord's representatives by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord and Landlord shall cooperate with Tenant in such defense. Neither termination of this Lease nor completion of the acts to be performed under this Lease shall release Tenant from its obligations to defend or indemnify Landlord as required hereunder so long as the event upon which any such Loss is predicated shall have occurred prior to the effective date of any such termination or completion.

      12.3 Landlord's Indemnity. Landlord shall defend, indemnify and hold Tenant and Tenant's representatives harmless from and against any and all Losses arising in any way from (i) the sole active negligence or willful misconduct of Landlord; or (ii) any breach or default in the performance of any obligation on Landlord's part to be performed under this Lease. Landlord shall defend any such action or proceeding brought against Tenant or its representatives at Landlord's expense with counsel reasonably satisfactory to Tenant. Neither termination of this Lease nor completion of the acts to be performed under this Lease shall release Landlord from its obligations to defend or indemnify Tenant as required hereunder so long as the event upon which any such Loss is predicated shall have occurred prior to the effective date of any such termination or completion.

 13. DAMAGE AND DESTRUCTION. 13.1   Definitions.
     -----------------------

          (a) "Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent (50%) of the then replacement cost of the Premises.

          (b) "Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent (50%) or more of the then replacement cost of the Premises" or if so, much of the.
     Project: is damaged or destroyed -(regardless of the damage to the Premises)) so that Tenant's, use and enjoyment of the Premises is substantially and adversely affected.

          (c) "Insured Loss" shall mean damage or destruction which was covered by an event required to be covered by the insurance described in Section
     11.3. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

          (d) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by tenants.

       13.2 Partial Damage.

             (a) Insured Loss: Subject to the provisions of Sections 13.4 and 13.5, if at any time during the Term there is damage which is an Insured Loss and which falls into the classification of Partial Damage, then Landlord shall, at Landlord's expense, repair such damage to the Premises, but not Tenant's fixtures or equipment, as soon as reasonably possible and this Lease shall continue in full force and effect. In no event, however, shall Landlord be obligated to spend for such repairs more than the amount of available insurance proceeds, plus the amount of any deductible elected by Landlord.

             (b) Uninsured Loss: Subject to the provisions of Sections 13.4 and 13.5, if at any time during the Term there is damage which is not an Insured Loss and which falls within the classification of Partial Damage, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense), which damage causes substantial interference with the normal conduct of Tenant's business, Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or
 (ii) give written notice to Tenant within thirty days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to give such notice of Landlord's intention to cancel and terminate this Lease, Tenant shall have the right within ten days after the receipt of such notice to give written notice to Landlord of Tenant's intention to repair such damage at Tenant's expense, without reimbursement from Landlord (except, as otherwise expressly provided below), in which event this Lease shall continue in full force and effect, and Tenant shall proceed to make such repairs as soon as reasonably possible. If Tenant timely gives such notice and effects such repairs, landlord shall, within a reasonable time after Tenant's written request therefor, reimburse Tenant up to a maximum of $10,0.00 toward Tenants out-of-pocket-expenses incurred in repairing such damage, provided-that (a) Tenant; is not then in Default hereunder, and (b) the reimbursement request is accompanied by copies of receipts or invoices evidencing prior payment of the expense items covered by the reimbursement request. If Tenant does not give such notice within such ten-day period this Lease shall be canceled and terminated as of the date of the occurrence of such damage.


      13.3 Total Destruction. Subject to the provisions of Sections 13.4 and 13.5, if at any time during the Term there is damage, whether or not it is an Insured Loss, which falls into the classification of Total Destruction, then Landlord may at Landlord's option either (i) repair such damage or destruction, but not Tenant's fixtures, equipment or tenant improvements (except for tenant improvements initially constructed at the commencement of the Term), as soon as reasonably possible at Landlord's expense, and this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease, in which case this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

      13.4 Damage Near End of Term. Subject to the following sentence, if at any time during the last year of the Term of this Lease as extended from time to time there is substantial damage, whether or not an Insured Loss, which falls within the classification of Partial Damage, either party may at its option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party, within thirty days after the date of occurrence of such damage, of the: first party's election to terminate. Notwithstanding the foregoing, in the event that Tenant has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Tenant shall exercise such option, if it is to be exercised at all, no later than thirty days after the occurrence of an Insured Loss falling within the classification of Partial Damage during the last year of the Term. If Tenant duly exercises such option during the thirty day period, Landlord shall, at Landlord's expense, repair such damage, but not Tenant's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that if Landlord has maintained the required insurance coverages as set forth in Section 11.3, in no event shall Landlord be obligated to spend for such repairs more than the amount of available insurance proceeds, plus the amount of any deductible elected by Landlord. If Tenant fails to exercise such option during the thirty day period, then Landlord may at Landlord's option terminate and cancel this Lease as of the date of the occurrence of such damage.

      13.5 Abatement of Rent. In the event Landlord repairs or restores the Premises pursuant to the provisions of this Section 13, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired. Except for abatement of rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration (without prejudice to any claims Tenant may have against Landlord for Landlord's breach of any of its obligations to effect such, repairs or restoration pursuant to the provisions of this.,
Section 13).

      13.6 Waiver. Landlord and Tenant waive the provisions of any statutes which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

 14. CONDEMNATION.
     -------------

      14.1 Total Condemnation of Premises. If the whole of the Premises shall be taken by any public authority under condemnation, the power of eminent domain, or by a sale in lieu thereof under threat of condemnation (collectively "taking" or "taken" as the case may be), then the Term shall cease as of the day of possession pursuant to such taking, and the Rent shall be paid up to that day. Landlord shall refund such rent as may have been paid in advance for the period subsequent to the date of such possession.

      14.2 Partial Condemnation.

             (a) If less than the whole but more than fifteen percent (15%) of the Premises shall be taken, Tenant shall have the right to terminate this Lease or, subject to Landlord's right of termination as set forth in Section 14.2(b), to continue in possession of the remainder of the Premises and shall notify Landlord in writing within ten (10) days after notice of such taking of Tenant's intention. If twenty percent (20%) or less of the Premises shall be so taken, the Term shall cease with respect to the part so taken as of the day possession shall be taken, and Tenant shall pay rent up to that day for the part so taken.

             (b) If more than twenty percent (20%) of the Building or more than twenty percent (20%) of the Premises shall be taken, Landlord may, by notice to Tenant delivered on or before the date surrendering possession, terminate this Lease.

             (c) In the event this Lease is not so terminated, Tenant shall remain in the portion of the Premises not so taken, and all of the terms, provisions, covenants, conditions, and agreements contained herein shall continue in effect with respect to the portion not so taken, except that Base Rent shall be reduced in proportion to the amount of the Premises taken, and Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority. Tenant shall pay any amount in excess of such severance damages required to complete such repair.

      14.3 Landlord's and Tenant's Damages. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Tenant shall be entitled to any award for loss of or damage to Tenant's trade fixtures, moving costs and removable personal property to the extent separately awarded. Without limiting the foregoing, provided the same are the subject of a separate award to Tenant, Tenant shall have the right to any award which compensates Tenant for any (i) Tenant's own personal property, tenant fixtures or tenant improvements so taken or acquired, (ii) Tenant's status as a "displaced person" pursuant to California GOVERNMENT CODE ss.7262, and (iii) any loss of goodwill as the owner of a business pursuant to California CODE OF CIVIL PROCEDURE ss.1263.510. Tenant shall have the right to negotiate its award separately with the condemning authority.

      14.4 Waiver. This Article 14 is in lieu of, and Tenant hereby expressly waives any rights it may have under, any statute governing the condemnation of the Premises, including ss. 1932 and ss. 1933 of the California CIVIL CODE and ss. 1265.130 of the California CODE OF CIVIL PROCEDURE, and agrees; that Landlord's and Tenant's rights with respect to such event shall be governed; by the provisions of` this Lease:;

 15. ASSIGNMENT AND SUBLETTING.
     --------------------------

      15.1 Landlord's Consent Required. Tenant shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Tenant's interest in the Lease or in the Premises, without Landlord's prior written consent, which shall not be unreasonably withheld. Any attempted assignment, transfer, mortgage, encumbrance or sublease without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Tenant.

      15.2 Procedure. In the event Tenant wishes to sublet or assign the Premises, or any portion thereof, Tenant shall submit in writing to Landlord (i) the name of the proposed sublessee or assignee, (ii) a statement describing the nature of the business to be carried on in the Premises, (iii) a copy of the proposed sublease or assignment, including all terms and conditions thereof,
(iv) Landlord's lease application form, completed by the proposed assignee or sublessee, (v) financial statements for the proposed assignee or sublessee, which shall include, at a minimum, prior year and year to date (current to within six months) balance sheets, income and expense statements and sources and uses of cash statements, and (vi) such other financial information regarding such sublessee or assignee as Landlord shall reasonably request.

      15.3 Provisions Applicable to Both Assignment and Subletting.

             (a) No sublessee or assignee shall further assign or sublet all or any part of the Premises without Landlord's prior written consent.

             (b) The consent by Landlord to any assignment or sublease shall not constitute a consent to any subsequent assignment or sublease by Tenant or to any assignment or sublease by the sublessee. However, Landlord may consent to subsequent subleases and assignments of the sublease or any amendments or modifications thereto, provided Landlord notifies Tenant or anyone else liable on the Lease or sublease and Landlord shall obtain their consent thereto.

             (c) If Tenant subleases the Premises or any part of it or assigns any of its rights under this Lease in and to the Premises, all rents paid by the sublessee or assignee which are in excess of the amount of Base Rent and Additional Rent then payable by Tenant under this Lease shall be the property of and shall be paid to Landlord. Any attempt on the part of Tenant to enter into a sublease or assignment which does not provide for the payment of such excess rent to Landlord shall be deemed to be a material breach of this Lease. As used herein, "excess" rent shall mean the positive difference, if any in any given month, resulting from the subtraction of (X) the sum of the Base Rent and Additional Rent paid by Tenant under the Lease, from-(Y) the effective rental rate paid by the sublessee over the entire term of the assignment or sublease, reduced by the costs to Tenant of applicable leasing commissions and tenant improvement expenses incurred by Tenant in connection therewith. The parties acknowledge that the provisions of this Section are a material inducement for Landlord's execution of this Lease and that Tenant has represented and warranted that its sole purpose for entering into this Lease is to obtain possession of the Premises and not to generate revenues from the leasing or subleasing of any portion of the Premises.

             (d) In the event of any default under this Lease, Landlord may proceed directly against Tenant, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant.

     15.4 Provisions Applicable to Subletting. Regardless of Landlord's consent, the following terms and conditions shall apply to any sublease by Tenant of all or any part of the Premises and shall be included in subleases.

          (a) Tenant hereby assigns and transfers to Landlord all of Tenant's interest in all rentals and income arising from any sublease made by Tenant, and Landlord may collect such rent and income and apply the same toward Tenant's obligations under this Lease; provided, however, that until a default shall occur in the performance of Tenant's obligations under this Lease, Tenant may receive, collect and enjoy the rents accruing under such sublease. Landlord shall not, by reason of any assignment of such sublease to Landlord or by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Tenant to perform and comply with any of Tenant's obligations to such sublessee under such sublease. Tenant hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Landlord stating that a default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord the rents due and to become due under the sublease. Tenant agrees that such sublessee shall have the right to rely upon any such statement and request from Landlord, and that such sublessee shall pay such rents to Landlord without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against such sublessee or Landlord for any such rents so paid by said sublessee to Landlord.

          (b) No sublease entered into by Tenant shall be effective unless and until it has been approved in writing by Landlord. By entering into a sublease, any sublessee shall be deemed, for the benefit of Landlord, to have assumed and agreed to comply with all of Tenant's obligation hereunder, except to the extent such obligations are contrary to or inconsistent with provisions contained in a sublease to which Landlord has expressly consented in writing.

          (c) Landlord's written consent to any sublease of the Premises by Tenant shall not constitute an acknowledgment that no default then exists under this Lease of the obligations to be performed by Tenant nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Landlord at the time in writing.

          (d) With respect to any sublease to which Landlord has consented, Landlord agrees to deliver a copy of any notice of default by Tenant to the sublessee. Such sublessee shall have the right to cure a default of Tenant within ten days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Tenant for any such defaults cured by the sublessee.

          (e) If Tenant's obligations under this Lease have been guaranteed by third parties, then a sublease, and Landlord's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

          (f) Unless expressly agreed to in writing by Landlord, the consent by Landlord to any sublease shall not release Tenant from its obligations or alter the primary liability of Tenant to pay the rent and perform and comply with all of the obligations of Tenant to be performed under this Lease.

          (g) In the event Tenant shall default in the performance of its obligations under this Lease, Landlord, at its option and without any obligation to do so, may require any sublessee to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid rents or security deposit paid by such sublessee to Tenant or for any other prior defaults of Tenant under such sublease.

          (h) Each and every consent required of Tenant under a sublease shall also require the consent of Landlord.

      15.5 Attorneys' Fees. In the event Tenant shall assign or sublet the Premises or request the consent of Landlord to any assignment or sublease or if Tenant shall request the consent of Landlord for any act Tenant proposes to do, then Tenant shall pay Landlord's reasonable attorneys' fees incurred in connection therewith, such attorneys' fees not to exceed $500.00 for each such request.

      15.6 Continuing Liability of Tenant. Unless expressly, agreed to in writing by Landlord no transfer permitted by this Section shall release Tenant or change Tenant's primary liability to pay the rent and to perform all other obligations of Tenant under this Lease. Landlord's acceptance of rent from any other person is not a waiver of any provision of this Section. Consent to one transfer is not a consent to any subsequent transfer. If Tenant's transferee defaults under this Lease, Landlord may proceed directly against Tenant without pursuing remedies against the transferee. Landlord may consent to subsequent assignments or modifications of this Lease by Tenant's transferee, without notifying Tenant or obtaining its consent. Such action shall not relieve Tenant of its liability under this Lease.

      15.7 Effect of Termination. In the event of Tenant's surrender of this Lease or the termination of this Lease in any other manner, Landlord may, at its option, either terminate any or all subtenancies or succeed to the interest of Tenant as sublessor thereunder. No merger shall result from Tenant's sublease of the Premises under this Section, Tenant's surrender of this Lease or the termination of this Lease in any other manner.

16. DEFAULT BY TENANT: REMEDIES.
    ----------------------------

      16.1 Events of Default. The occurrence of any of the following (each, a "Default") shall constitute a material breach or default by Tenant of its obligations hereunder:

             (a) Failure by Tenant to pay rent when due if the failure continues for three (3) days after notice has been given to Tenant that the rent is delinquent.

             (b) Failure by Tenant to perform any provision of this Lease required of it other than clause (a) above if the failure is not cured within thirty (30) days after notice has been given to Tenant (unless a shorter cure period is specifically provided elsewhere in this Lease for such cure, in which case the shorter cure period shall apply). If, however, the failure cannot reasonably be cured within the cure period, Tenant shall not be in default of this Lease if Tenant commences to cure the failure within the cure period and diligently and in good faith continues to cure the failure.

             (c) To the extent permitted by law, a general assignment by Tenant or any Guarantor of the Lease for the benefit of creditors, or the filing by or against Tenant or any Guarantor of any proceeding under any insolvency or bankruptcy law, unless in the case of a proceeding filed against Tenant or any Guarantor the same is dismissed within sixty (60) days, or the appointment of a trustee or receiver to take possession of all or substantially all of the assets of Tenant or any Guarantor, unless possession is restored to Tenant or such Guarantor within thirty (30) days, or any execution or other judicially authorized seizure of all or substantially all of Tenant's assets located upon the Premises or of Tenant's interest in this Lease, unless such seizure is discharged within thirty days (each, an "Insolvency Event").

      16.2 Default Notices. Notices given under this Section will specify the alleged failure or breach and the applicable Lease provisions; and shall demand that Tenant perform the provisions of this Lease or pay the rent that is delinquent, as the case may be, within the applicable period of time or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice. The purpose of the notice requirements in this Section is to extend the notice requirements of the unlawful detainer statutes. Such notice shall, however, be in lieu of and not in addition to any notice required under the unlawful detainer statutes.

     16.3 Landlord's Remedies. Landlord shall have the below listed remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative to any remedies now or later allowed by law.

             (a) Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice of termination to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord shall have the right to recover from Tenant:

          (i) The worth at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

          (ii) The worth at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

          (iii) The worth at the time of the award of the amount by which unpaid rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

          (iv) Any other amount, including reasonable attorneys' fees and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default or which in the ordinary course of things would be likely to result therefrom.

     The phrase "worth at the time of the award" as used in clauses (i) and (ii) above is to be computed by allowing interest at the rate of twelve percent (12%) per annum, but not to exceed the then legal rate of interest. The same phrase as used in clause (iii) above is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1 %).

            (b) Landlord may exercise the remedy provided in California CIVIL CODE ss. 1951.4, that is, Landlord may continue this Lease in full force and effect, and collect Base Rent and Operating Expenses as they become due, so long as Landlord does not terminate Tenant's right to possession pursuant to Section 16.3(a) above. During the period that Tenant is in default, Landlord may enter the Premises and relet them or any part of them, to third parties for Tenant's account, for a shorter or longer term than the Term of this Lease, and for such rental and on such other terms as Landlord, in its sole discretion, shall deem advisable and Tenant shall be immediately liable to Landlord for all costs which Landlord incurs in reletting the Premises, including, without limitation, broker's commissions, advertising expenses, the cost of remodeling the Premises which may be required for reletting, and all such similar costs. No act by Landlord pursuant to this Section shall terminate this Lease unless Landlord shall notify Tenant that it elects to terminate this Lease. After Tenant's default and for as long as Landlord does not terminate Tenant's right to possession of the Premises, Tenant shall have the right to assign its interest in the Lease upon the reasonable prior consent of Landlord; provided, however, that Tenant shall not be released from any liability under this Lease as a result of such assignment.

             (c) Landlord may, after expiration of any applicable cure period, unless there is an emergency (in which case Landlord need not wait), correct or remedy any failure of Tenant not timely cured. The reasonable cost paid by Landlord to correct or remedy any such default will immediately become due and payable to Landlord as additional rent.

             (d) Nothing contained in this Lease shall limit Landlord to the remedies specifically set forth in this Section 16.3. Upon Tenant's default or breach, Landlord shall be entitled to exercise any right or remedy then provided by law, including without limitation the right to obtain injunctive relief and the right to recover all damages caused by Tenant's default or breach in the performance of any of its obligations under this Lease.

      16.4 Interest. Any amount owed to Landlord under the terms and provisions of this Lease which is not paid when due shall bear interest at the highest rate allowed by applicable law from the date the same becomes due and payable by the terms and provisions of this Lease until paid, unless otherwise specifically provided in this Lease.

      16.5 Mitigation. Efforts by Landlord to mitigate damages caused by Tenant's breach shall not be construed as a waiver of Landlord's right to recover damages.

      16.6 Right of Landlord to Re-Enter. In the event of any termination of this Lease, Landlord shall have the immediate right to enter upon and repossess the Premises, and any personal property of Tenant may be removed from the Premises and stored in any public warehouse at the risk and expense of Tenant.

      16.7 Recapturable Expenses. Tenant acknowledges that Landlord has undertaken or may undertake certain expenses in connection with the Lease, including payment of some or all of the following: brokerage commissions, the costs of any Landlord's Work, moving expenses or other categories of cost or expense ("Recapturable Expenses"). Notwithstanding any provision or implication to the contrary in this Lease, in the event of premature termination of the Term of this Lease pursuant to Section 16.3(a) following Tenant's default, there shall be immediately due and payable from Tenant, as Additional Rent which has been fully earned at the time of termination, the unamortized portion of the Recapturable Expenses actually incurred by Landlord. For purposes of this Section, the unamortized portion of the Recapturable Expenses shall be determined by multiplying the total Recapturable Expenses actually incurred by Landlord by a fraction, the numerator of which is the number of months remaining in the Term following premature termination in which unabated Base Rent would have been payable to Landlord pursuant to the Lease, and the denominator of which is the total number of months in the Term, both before and after the premature termination, in which unabated Base Rent was paid or would have been payable to Landlord had the Lease not been terminated. Any Recapturable Expenses due to Landlord in accordance with this Section shall be in addition to any sums otherwise recoverable pursuant to Section 16.3(a) of this Lease.

 17. TENANT'S INSOLVENCY.
     --------------------

      17.1 Applicability of Section. In addition to any rights or remedies of Landlord under the terms of this Lease, the following provisions shall specifically apply upon the occurrence of an Insolvency Event (as defined in Section 16.1(c) above).

      17.2 Assumption Or Rejection Of Lease.

             (a) Notwithstanding anything to the contrary contained herein, Tenant as debtor in possession and any receiver or trustee in bankruptcy for Tenant (collectively, "Tenant's Trustee") shall either assume or reject this Lease within sixty (60) days following the entry of an order for relief or within such earlier time as may be provided by applicable law.

             (b) Notwithstanding anything to the contrary contained herein, in the event that this Lease is attempted to be assumed under the Bankruptcy Code by Tenant's Trustee during the existence of any Default by Tenant, no such attempted assumption shall be effective unless and until Tenant's Trustee: (i) cures, or provides adequate assurance that it will promptly cure, such Default; and (ii) compensates, or provides adequate assurance that it will promptly compensate, Landlord for any actual pecuniary loss to Landlord resulting from such Default; and (iii) provides adequate assurance of future performance of Tenant's obligations and covenants under this Lease. Landlord shall be entitled to reimbursement from the estate of Tenant for all actual costs incurred by Landlord in considering any proposed assignee of the Lease pursuant to this
Section 17.

             (c) Tenant's Trustee may assign this Lease pursuant to the provisions of the Bankruptcy Code only if: (A) Tenant's Trustee assumes the Lease in accordance with the above provisions of this Section 17.2; and (B) the assignee of Tenant's Trustee assumes all of the obligations arising under this Lease and provides adequate assurance of its future performance of Tenant's obligations and covenants under this Lease (whether or not a Default has occurred under the Lease). Any such assignee shall, upon demand, execute and deliver to Landlord, an instrument confirming such assumption.

             (d) For purposes of Section 17.2(b) and (c), the term "adequate assurance of future performance" shall include, without limitation, at least the following:

                    (i) Any proposed assignee must have, as demonstrated to Landlord's satisfaction, a net worth (as defined in accordance with generally accepted accounting principles consistently applied) in an amount sufficient to assure that the proposed assignee will have the resources to meet the financial responsibilities under this Lease, including the payment of all rent. The financial condition and resources of Tenant and any Guarantor(s) are material inducements to Landlord entering into this Lease.

                    (ii) Any proposed assignee must have engaged in the permitted use described in Section 1.13 for at least five (5) years prior to any such proposed assignment.

                    (iii) In entering into this Lease, Landlord considered extensively Tenant's permitted use and determined that such permitted business would add substantially to the tenant balance in the Business Park, and were it not for Tenant's agreement to operate only Tenant's permitted business on the Premises, Landlord would not have entered into this Lease. Landlord's anticipated benefits from the lease of the Premises will be materially impaired if a trustee in bankruptcy or any assignee of this Lease operates any business other than Tenant's permitted business.

                    (iv) Any assumption of this Lease by a proposed assignee shall not adversely affect Landlord's relationship with any of the remaining tenants in the Premises, taking into consideration any and all other "use" clauses and/or "exclusivity" clauses which may then exist under their leases with Landlord.

                    (v) Any proposed assignee must not be engaged in any business or activity which it will conduct on the Premises and which will subject the Premises to contamination by any Hazardous Materials.

                    (vi) The percentage rent, if any, due under this Lease shall not decline substantially.

                    (vii) Any assumption or assignment of this Lease shall not breach substantially any provision in any other lease, financing agreement, or master agreement relating to the Business Park;

                    (viii) Any assumption or assignment of this Lease shall not alter or affect materially any other obligation or duty of Tenant nor be used to circumvent the remainder of the provisions of this Lease.

18. DEFAULT BY LANDLORD.
    --------------------

      18.1 Landlord's Default. Landlord shall be in default if Landlord fails to perform any provision of this Lease required of it and the failure is not cured within thirty (30) days after notice has been given to Landlord. If, however, the failure cannot reasonably be cured within the cure period, Landlord shall not be in default of this Lease if Landlord commences to cure the failure within the cure period and diligently and in good faith continues to cure the failure. Notices given under this Section shall specify the alleged breach and the applicable Lease provisions. If Landlord shall at any time default beyond the applicable notice and cure period, Tenant shall have the right to cure such default on Landlord's behalf. Any sums expended by Tenant in doing so, and all reasonably necessary incidental costs and expenses incurred in connection therewith, shall be payable by Landlord to Tenant within thirty days following demand therefor by Tenant; provided, however, that Tenant shall not be entitled to any deduction or setoff against any rent otherwise payable to Landlord under this Lease.

      18.2 Notice to Mortgagee(s). Whenever Tenant serves notice on Landlord of Landlord's default, written notice shall also be served at the same time upon the Mortgagee under any first- or second-priority Mortgage; provided, however, that Tenant shall have no obligation to provide such notice unless and until Tenant has received written notice of the Mortgagee's existence and address. Such Mortgagee shall have the periods of time within which to cure Landlord's defaults as are provided in Section 18.1, which periods shall commence to run thirty (30) days after the commencement of the periods within which Landlord must cure its defaults under Section 18.1. In this connection, any representative of the Mortgagee shall have the right to enter upon the Premises for the purpose of curing Landlord's default. Such Mortgagee shall notify Landlord and Tenant of the address of such Mortgagee to which such notice shall be sent, and the agreements of Tenant under this Section are subject to prior receipt of such notice. If the nature of the default is such that the Mortgagee's possession is required to cure the default, then Tenant will not terminate the Lease so long as such Mortgagee commences proceedings to obtain possession of the Premises within the period of time afforded to the Mortgagee to cure such default, and once the Mortgagee has obtained possession, diligently proceeds to cure the default. Nothing contained in this Lease shall be construed to impose any obligation on any Mortgagee to cure any default by Landlord under the Lease.

 19. SUBORDINATION AND ESTOPPEL.
     ---------------------------

      19.1 Subordination. Subject to the provisions of this Section 19, at the option and upon written declaration of Landlord, this Lease and the leasehold estate created hereby shall be subject, subordinate and inferior to the lien and charge of any Mortgage; provided, however, that this Lease shall not be subordinate to any Mortgage arising after the date of this Lease, or any renewal, extension or replacement thereof, unless and until Landlord provides Tenant with an agreement from the Mortgagee of the type normally provided by commercial lenders in southern California ("Non-Disturbance Agreement"), setting forth that so long as Tenant is not in default hereunder, Landlord's and Tenant's rights and obligations hereunder shall remain in force and Tenant's right to possession shall be upheld. Subject to the foregoing condition, (i) Landlord hereby expressly reserves the right, at its option and declaration, to place Mortgages upon and against the Premises and/or any part thereof, superior in lien and effect to this Lease and the estate created hereby, and (ii) Landlord shall be entitled to sign, acknowledge and record in the Office of the County Recorder of the County in which the Premises are situated, a declaration that this Lease and leasehold estate are subject, subordinate and inferior to any Mortgage placed or to be placed by Landlord upon or against the Premises and/or any part thereof (in favor of any Mortgagee, trustee or title insurance company insuring the interest of any such Mortgagee), recordation of which shall, of and by itself and without further notice to or act or agreement of Tenant, make this Lease and the estate created hereby subject, subordinate and inferior thereto. Notwithstanding the foregoing, Tenant shall, promptly following a request by Landlord and after receipt of the Non-Disturbance Agreement, execute and acknowledge any subordination agreement or other documents required to establish of record the priority of any such Mortgage over this Lease, so long as such agreement does not otherwise increase Tenant's obligations or diminish Tenant's rights hereunder. Landlord shall reasonably cooperate with Tenant's efforts to obtain a Non-Disturbance-Agreement from the Mortgagee under any Mortgage existing as of the date of this Lease,-provided-that; (i) such Agreement is in form and substance satisfactory to Landlord, and
(ii) Landlord shall incur no out-of-pocket costs in connection therewith. Tenant acknowledges and agrees that Tenant's obtaining any such Non-Disturbance Agreement is not a condition-to the effectiveness or enforceability of this Lease, and Tenant's failure to so do shall not in any, way effect this Lease or any of its provisions.

      19.2 Attornment. In the event of foreclosure of any Mortgage, whether superior or subordinate to this Lease, then (a) this Lease shall continue in force; (b) Tenant's quiet possession shall not be disturbed if Tenant is not in default hereunder; (c) Tenant shall attorn to and recognize the Mortgagee or purchaser at foreclosure sale ("New Owner") as Tenant's landlord for the remaining term of this Lease; and (d) the New Owner shall not be bound by (i) any payment of rent for more than one month in advance, (ii) any amendment, modification or ending of this Lease without the New Owner's consent after the New Owner's name is given to Tenant, unless the amendment, modification or ending is specifically authorized by the original Lease and does not require Landlord's prior agreement or consent, or (iii) any liability for any act or omission of a prior Landlord. At the request of the New Owner, Tenant shall execute a new lease for the Premises, setting forth all of the provisions of this Lease except that the term of the new lease shall be for the balance of the Term.

      19.3 Estoppel Certificate. Tenant shall execute and deliver to Landlord, within ten days after receipt of Landlord's request, any estoppel certificate or other statement to be furnished to any prospective purchaser of or any lender against the Premises. Such estoppel certificate shall acknowledge and certify each of the following matters, to the extent each may be true: that the Lease is in effect and not subject to any rental offsets, claims or defenses to its enforcement; the commencement and termination dates of the Term; that Tenant is paying rent on a current basis; that any Landlord's Work required to be furnished under the Lease has been completed in all respects; that the Lease constitutes the entire agreement between Tenant and Landlord relating to the Premises; that Tenant has accepted the Premises and is in possession thereof; that the Lease has not been modified, altered or amended except in specified respects by specified instruments; and that Tenant has no notice of any prior assignment, hypothecation or pledge of rents or the Lease. Tenant shall also, upon request of Landlord, certify and agree for the benefit of any Mortgagee against the Premises or the Building that Tenant will not look to such
Mortgagee: as being liable for any act or omission of Landlord; as being obligated to cure any defaults of Landlord under the Lease which occurred prior to the time Mortgagee, its successors or assigns, acquired Landlord's interest in the Premises by foreclosure or otherwise; as being bound by any payment of Base Rent or Additional Rent by Tenant to Landlord for more than one month in advance; or as being bound by Landlord to any amendment or modification of the Lease without Mortgagee's written consent.

      19.4 Remedies. Failure of the Tenant to sign any statement or instrument delivered by Landlord or Mortgagee to effectuate the provisions of this Section 19 within ten (10) days after request to do so by Landlord shall constitute a material breach of this Lease, and Landlord shall have the right, by not less than ten (10) days' notice to Tenant, to declare this Lease terminated and the Term ended; in which event, this Lease shall cease and terminate on the date specified in such notice with the same force and effect as though the date set forth in such notice were the date originally set forth herein and fixed as the Expiration Date, and Tenant shall vacate and surrender the Premises but shall remain liable as hereinafter provided. The foregoing shall be in addition to, rather than in lieu of, any remedies or rights Landlord may now or hereafter have hereunder or at law or in equity.

 20. HAZARDOUS MATERIALS.
     --------------------

      20.1 Tenant's Environmental Questionnaire. Tenant warrants and represents, and acknowledges that this Lease was entered into by Landlord in material reliance upon, the information set forth in the environmental questionnaire, in the form attached as Exhibit E, that was previously delivered by Tenant to Landlord.

      20.2 Tenant's Obligations.

             (a) Tenant shall at all times and in all respects comply with all Hazardous Materials Laws, and shall, at its own expense, procure, maintain in effect and comply with all conditions of any and all permits, licenses, and other governmental and regulatory approvals required for Tenant's use of the Premises, including, without limitation, discharge of (appropriately treated) materials or wastes into or through any sanitary sewer serving the Premises. Except as discharged into the sanitary sewer in strict accordance and conformity with all applicable Hazardous Materials Laws, Tenant shall cause any and all Hazardous Materials removed from the Premises to be removed and transported solely by duly licensed haulers to duly licensed facilities for final disposal of such materials and wastes. Tenant shall in all respects handle, treat, deal with and manage any and all Hazardous Materials in, on, under or about the Premises in total conformity with all applicable Hazardous Materials Laws and prudent industry practices regarding management of such Hazardous Materials.


             (b) Upon expiration or earlier termination of the Term, Tenant shall cause all Hazardous Materials to be removed from the Premises and transported for use, storage or disposal in accordance with and compliance with all applicable Hazardous Materials Laws.

             (c) Except in the event of an emergency, Tenant shall not take any remedial action in response to the presence of any Hazardous Materials in or about the Premises, nor enter into any settlement agreement, consent decree or other compromise in respect to any claims relating to any Hazardous Materials in any way connected with the Premises, without first notifying Landlord of Tenant's intention to do so and affording Landlord ample opportunity to appear, intervene or otherwise appropriately assert and protect Landlord's interest with respect thereto.

             (d) Tenant shall immediately notify Landlord in writing of: (i) any enforcement, cleanup, removal or other governmental or regulatory action instituted, completed or threatened pursuant to any Hazardous Materials Laws;
(ii) any claim made or threatened by any person against Tenant or the Premises relating to damage, contribution, cost recovery compensation, loss or injury resulting from or claimed to result from any Hazardous Materials; and (iii) any reports made to any environmental agency arising out of or in connection with any Hazardous Materials in or removed from the Premises, including any complaints, notices, warnings or asserted violations in connection therewith. Tenant shall also supply to Landlord as promptly as possible, and in any event within five business days after Tenant first receives or sends the same, copies of all claims, reports, complaints, notices, warnings or asserted violations, relating in any way to the Premises or Tenant's use thereof. Tenant shall promptly deliver to Landlord copies of hazardous waste manifests reflecting the legal and proper disposal of all Hazardous Materials removed from the Premises.

      20.3 Indemnity. With respect to Tenant's use and occupancy of the Premises and Common Areas, Tenant shall indemnify, defend (by counsel reasonably acceptable to Landlord), protect, and hold Landlord and each of Landlord's officers, directors, shareholders, employees, agents, attorneys, successors and assigns, free and harmless from and against any and all claims, liabilities, penalties, forfeitures, losses or expenses (including attorneys' fees), or death of or injury to any person or damage to any property whatsoever, arising from or caused in whole or in part, directly or indirectly, by (a) the presence in, on, under or about the Premises, or discharge in or from the Premises, of any Hazardous Materials that arose or occurred during Tenant's occupancy thereof (other than for Hazardous Materials used, released or discharged by (i) the preceding or any previous tenant of the Premises, (ii) any other Tenant of the Project or (iii) any owners or tenant's of surrounding properties); (b) Tenant's use, analysis, storage, transportation, disposal, release, threatened release, discharge or generation of Hazardous Materials to, in, on, under, about or from the Premises; or (c) Tenant's failure to comply with any Hazardous Materials Law. Tenant's obligations hereunder shall include, without limitation, and whether foreseeable or unforeseeable, all costs of any required or necessary repair, cleanup or detoxification or decontamination of the Premises, or the preparation and implementation of any closure, remedial action or other required plans in connection therewith, and shall survive the expiration or earlier termination of the Term. For purposes of the release and indemnity provisions hereof, any acts or omissions of Tenant, or by employees, agents, assignees, subtenants, contractors or subcontractors of Tenant or others acting for or on behalf of Tenant (whether or not they are negligent, intentional, willful or unlawful) shall be strictly attributable to Tenant.

21. NOTICE. All notices, demands or requests from one party to the other shall be in writing. Notices may be personally delivered, sent by Federal Express or other reputable express delivery service, sent by telecopier with first-class mail backup, or sent by certified mail, postage prepaid, to the addresses set forth at Section 1.17 or 1.18, as applicable. Notices shall be deemed received upon actual delivery to the addressee with respect to personal or express delivery service or telecopier, and three (3) days after deposit in the mails with respect to mailing. Each party shall have the right, from time to time, to designate a different address by notice given in conformity with this Section to the other party.

 22. OTHER TERMS AND CONDITIONS.
     ---------------------------

      22.1 Signage. Tenant shall not place or permit to be placed, any sign, advertisement, notice or other similar matter on the doors, windows, exterior walls, roof or other areas of the Premises which are open to the view of persons outside the Premises.

      22.2 Parking. In connection with its use and occupancy of the Premises, Tenant shall have the right to park in the parking area of the Project, at no additional charge and on a non-reserved basis and on terms and conditions to be established by the Landlord from time to time during the Term, no more than the number of vehicles set forth in Section 1 .16. The parking authorized by this Section shall be for personal transportation to and from the Premises, and not for long-term storage of automobiles or for short- or long-term storage of boats, trailers or recreational vehicles. Landlord reserves the right to designate certain parking areas in the Project as being for the exclusive use of other tenants of the Project.

      22.3 Site Plan. The purpose of the site plan attached hereto as Exhibit A is to show the intended development of the Project, the approximate locations of building areas, traffic lanes, sidewalks, parking areas, curb cuts and abutting thoroughfares, and of the Premises, and those intended to be leased to other tenants, whether named thereon or not. All such information is subject to change at Landlord's option without notice, and no rights are granted to Tenant by the inclusion of said plot plan as a part of this Lease. No representations or warranties are made by Landlord that the Project or the Business Park will be developed as shown. The foregoing is in addition to, not in substitution of, all rights reserved to Landlord pursuant to Section 3 above.

     22.4 Easements. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications as Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with Tenant's normal conduct of its business on the Premises. Tenant shall sign any of the aforementioned documents upon request of Landlord and failure to do so shall constitute a material default of this Lease by Tenant without the need for further notice to Tenant.

      22.5 No Light, Air or View Easements. No diminution or shutting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in any way affect this Lease or impose any liability on Landlord.

      22.6 Security Measures. Tenant acknowledges that Landlord does not intend to provide guard service or other security measures for the benefit of the Premises. Tenant assumes all responsibility for the protection of Tenant, its agents, and invitees and the property of Tenant and of Tenant's agents and invitees from acts of third parties, and assumes all risk in connection with any failure to provide or lack of such security measures. Tenant hereby waives any and all claims for damages to persons or property sustained by Tenant, or by any other person or entity, arising from, out of or in connection with, or alleged to arise from, out of or in connection with, Landlord's not providing any security measure for the Premises or Project. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Premises, in which event the costs thereof shall be included within Operating Expenses.

      22.7 Holding Over By Tenant. Tenant agrees upon the expiration or termination of this Lease, immediately and peaceably to yield up and surrender the Premises; notice to quit or vacate is hereby expressly waived. Tenant shall be liable to Landlord for any and all damages incurred by Landlord as the result of any failure by Tenant to timely surrender possession of the Premises as required herein. If Tenant shall hold over after the expiration of this Lease for any cause, such holding over shall be deemed a tenancy at sufferance or, at the sole discretion of Landlord, a tenancy from month-to-month, in which event such month-to-month tenancy shall be upon the same terms, conditions and provisions set forth in this Lease, at one and one half (I 3~ ~ one-quarter (1
Y4) times the Base Rent that was in effect immediately prior to the termination.

      22.8 Landlord's Right of Entry. Landlord and Landlord's agents may enter upon the Premises at any reasonable time and upon reasonable notice (except no notice shall be required in an emergency) to make such repairs, additions or improvements as Landlord shall deem necessary; to post such notices as Landlord may deem necessary to exempt Landlord and Landlord's interest in the Building and Premises from responsibility on account of any work or repairs done by Tenant upon or in connection with the Premises; to inspect and examine the Premises and see that the covenants hereof are being kept and performed; or to exhibit the Premises to prospective tenants or purchasers; provided however Tenant may request that any prospective tenants or purchasers sign a confidentiality agreement pertaining to Tenant's Permitted Use.
                                                                       .
      22.10 Furnishing of Financial Statements. Tenant acknowledges that Landlord entered into this Lease in reliance upon receiving current and periodic financial reports documenting the progress of Tenant's business operations. Accordingly, if so requested by Landlord's lender or prospective lender for purposes of financing the Project, Tenant shall deliver to Landlord, within ten
(10) days after request therefor financial statements reflecting Tenant's current financial condition and financial statements for each of the two (2) years prior to the then-current fiscal statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant.

      22.11 Auctions. Tenant shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises, without first having obtained Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

      22.12 Keys. Two (2) keys to the Premises will be furnished by Landlord. Additional keys will be furnished upon Tenant paying Landlord the cost thereof. No additional lock or locks shall be placed by Tenant on any door in the Building unless written consent of Landlord shall have been first obtained; and, should such consent be so obtained, Landlord shall be supplied with keys to each such lock and no other than the employees of Landlord or those it has authorized in writing shall work on or modify any lock which is part of the Premises. Tenant shall not cause or allow the duplication of any keys to be made, and Tenant shall not cause or allow any keys to be possessed by any person other than an authorized agent of Tenant. Tenant agrees, at the termination of the tenancy, to return all keys of all doors. Tenant shall have the right to install a' security system in the Premises.

      22.13 Other Tenancies. Landlord reserves the absolute right to effect such other tenancies in the Business Center as Landlord, in the exercise of its sole business judgment, shall determine to promote the best interest thereof. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenants shall, during the Term of this Lease, occupy any space in the Business Park, notwithstanding the appearance of any names of tenants on the site plan attached hereto as Exhibit A, or any replacements or substitutions thereof.

      22.14 Brokers' Fees. Landlord has agreed to pay a fee for brokerage services rendered in this transaction to the broker(s) identified in Section
1.15. Such brokerage commission shall be payable in accordance with the separate written agreement between Landlord and such broker(s), which alone shall govern such brokers' entitlement to any commission. Landlord and Tenant each represent and warrant to the other that no broker, agent or finder, licensed or otherwise has been engaged by it, respectively, in connection with the transaction contemplated by this Agreement, other than the broker(s) named above. In the event of any other claim for broker's, agent's or finder's fee or commission in connection with this transaction, the party upon whose alleged statement, representation or agreement such claim or liability arises shall indemnify, save, hold harmless and defend the other party from and against such claim and liability.

23. GENERAL PROVISIONS.
    -------------------

      23.1 Exculpation. The obligations of Landlord under this Lease do not constitute personal obligations of Landlord or its directors, officers or shareholders, and Tenant shall look solely to the Project and to no other assets of Landlord for satisfaction of any liability with respect to this Lease, and agrees not to seek recourse against the directors, officers or shareholders of Landlord, nor against any of their personal assets, for such satisfaction.

      23.2 Conveyance By Landlord. Landlord shall be free at all times, without need of consent or approval by Tenant, to assign its interest in this Lease and/or to convey fee title to the Premises. Each conveyance by Landlord of Landlord's interest in the Lease or the Premises prior to expiration or termination hereof shall be subject to this Lease and shall relieve the grantor of any further obligations or liability as Landlord, and Tenant shall look solely to Landlord's successor in interest for all future obligations of Landlord. Tenant hereby agrees to attorn to Landlord's successors in interest, whether such interest is acquired by sale, transfer, foreclosure, deed in lieu of foreclosure or otherwise. The term "Landlord" as used in this Lease, so far as covenants and obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner at the time in question of the fee title of the Premises. Without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of Landlord hereunder during its ownership of the Premises.

      23.3 Quiet Enjoyment. Landlord agrees that so long as Tenant is not in default hereunder Tenant shall have the quiet enjoyment of the Premises without hindrance on the part of Landlord. Landlord further agrees that Landlord will warrant and defend Tenant in the peaceful and quiet enjoyment of the Premises against the lawful claims of all persons claiming by, through or under Landlord.

      23.4 No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord shall accept such check or payment without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy in this Lease provided.

      23.5 Waiver. No delay or omission in the exercise of any right or remedy of either party for any Default by the other party hereunder shall impair such right or remedy or be construed as a waiver thereof. One or more waivers of any covenant or condition by either party shall not be construed as a waiver of a subsequent breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. No breach of a covenant or condition of this Lease shall be deemed to have been waived by either party unless such waiver is in writing signed by the other party. The acceptance of any rent or other charges hereunder shall not be deemed a waiver of any breach or Default hereunder other than the payment of the amount accepted by Landlord.

      23.6 Cumulative Rights. The various rights, options, elections, powers and remedies contained in this Lease shall be construed as cumulative and no one of them shall be exclusive of any of the others, or of any other legal or equitable remedy which either party might otherwise have in the event of breach or default in the terms hereof, and the exercise of one right or remedy by such party shall not impair its right to any other right or remedy until all obligations imposed upon the other party have been fully performed.

      23.7 Independent Covenants. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent, and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the rent or other amounts owing hereunder against Landlord; provided, however, the foregoing shall in no way impair the right of Tenant to commence a separate action against Landlord for any violation by Landlord of the provisions hereof so long as notice is first given to Landlord and any Mortgagee (of whose address Tenant has theretofore been notified) and an opportunity is granted to Landlord and such holder to correct such violation as provided above.

      23.8 Relationship of the Parties. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture between the parties hereto, it being understood and agreed that neither the method of computation of rent, nor any other provision contained herein, nor any acts of the parties hereto, shall be deemed to create any relationship between the parties hereto other than the relationship of landlord and tenant.

      23.9 Force Majeure. If either party is delayed in the performance of any covenant of this Lease because of any of the following causes, then such performance shall be excused for the period of the delay and the period for such performance shall be extended for a period equivalent to the period of such delay: acts of the other party; action of the elements; war, riot or civil insurrection; building moratoria, trip generation restrictions or other similar action by the City of San Diego or other governmental agency or entity; labor disputes; inability to procure or a general shortage of labor or materials in the normal channels of trade; delay in transportation; delay in inspections; or any other cause beyond the reasonable control of the party so obligated, whether similar or dissimilar to the foregoing, financial inability excepted; provided, however, that except as specifically set forth elsewhere in this Lease, no such events shall affect Tenant's obligation to pay Base Rent, Additional Rent or any other amount payable under this Lease, nor shall such events affect the length of the Term (except to the extent expressly provided herein).

      23.10 Consents. With respect to any provision of this Lease which either provides or is held to provide that Landlord shall not unreasonably withhold or unreasonably delay any consent or approval, Tenant shall not be entitled to make any claim for, and Tenant hereby expressly waives, any claim for damages, it being understood and agreed that Tenant's sole remedy therefor shall be an action for specific performance.

      23.11 Counterparts. This Lease may be executed in two or more counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

      23.12 Authority. Each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. Upon the request of the other party, any such party shall, at the time of the execution of this Lease, deliver to the other party evidence of such authority satisfactory to the other party.

      23.13 Recording. Tenant shall not record this Lease or any short form or memorandum version hereof without the prior written consent of Landlord, which may be withheld at Landlord's sole discretion.

      23.14 Interpretation and Use of Pronouns. Wherever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and the neuter genders. All conditions contained herein shall be deemed covenants. The words "breach" or "default" are used interchangeably herein and each shall be deemed to include the other.

      23.15 Captions and Interpretations. Section titles or captions contained in this Lease are inserted as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Lease or any provision hereof. No provision in this Lease is to be interpreted for or against either party because that party or its legal representative drafted such provision.

      23.16 Severability. If any term, covenant, condition or provision of this Lease is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the provisions shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

      23.17 Applicable Law. This Lease shall be governed by, and construed in accordance with, the laws of the State of California, notwithstanding the fact that Landlord or Tenant may be located in another State or that this Lease may be executed in another State. If any provision of this Lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Lease shall not be affected thereby, and each provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. Any action brought to enforce or nullify this Lease or the provisions hereof shall be brought in San Diego County, California, and in no other forum.

      23.18 Waiver of Right of Redemption. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem, by statute or by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease. Tenant hereby waives its rights under California CODE OF CIVIL PROCEDURE ss. 1179.

      23.19 Attorneys' Fees. In case suit shall be brought for any unlawful detainer of the Premises, for the recovery of any rent due under the provisions of this Lease, or because of the breach or alleged breach of any other covenant herein contained or other action to enforce or interpret this Lease, the prevailing party shall recover from the non-prevailing party all costs and expenses incurred therein, including reasonable attorneys' fees and expenses incurred in enforcing any judgment. If Landlord, through no fault of its own, is made a party to any litigation relating to the subject matter covered by this Lease instituted by or against Tenant, then Tenant shall defend, indemnify and hold Landlord harmless from and against all costs and expenses, including reasonable attorneys' fees, incurred by Landlord in connection therewith. In addition thereto, Tenant agrees to pay Landlord's reasonable costs, expenses and reasonable attorneys' fees with respect to: (i) each request to Landlord for permission or consent to assign or sublet the Premises, as provided in Section
15.5 above; (ii) each request made by Tenant to modify, amend or supplement this Lease; and (iii) any breach or default by Tenant which is cured prior to litigation. Landlord shall notify Tenant of the amount of such attorneys' fees, and Tenant shall pay the same (as Additional Rent) within fifteen (15) days after such notice.


      23.20 Joint and Several Obligations. If there shall be more than one Tenant, they shall all be bound jointly and severally by the terms, provisions, covenants, conditions, and agreements herein. No rights, however, shall inure to the benefit of any assignee of Tenant unless the assignment to such assignee has been approved by Landlord in writing as required hereunder.

      23.21 Successors and Assigns. The covenants and conditions herein contained shall, subject to the provisions as to assignments, apply to and bind the heirs, successors, executors, administrators and assigns of the respective parties hereof. If this Lease is signed by more than one person as Tenant, their obligation shall be joint and several.

     23.22 Time of the Essence. Time is expressly declared to be of the essence of this Lease, and of all covenants and conditions herein contained.

      23.23 No Third-Party Beneficiaries. The provisions of this Lease are solely for the benefit of the parties hereto, and no broker or other third party shall be entitled to any benefits hereof or hereunder.

      23.24 Entire Agreement. This Lease and the exhibits, and the Addendum, if any, attached hereto and forming a part hereof, set forth all the terms, provisions, covenants, conditions, promises, agreements and understandings between Landlord and Tenant concerning the Premises. There are no warranties, representations, covenants, promises, agreements, conditions or understandings, either oral or written, between them other than set forth herein. No alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed by each party.

      23.25 No Option By Landlord. Preparation of this Lease by Landlord or Landlord's agent and submission of same to Tenant shall not be deemed an option or offer to lease the Premises on the terms and conditions contained herein or a reservation of the Premises in favor of Tenant. This Lease shall become binding upon Landlord only upon Landlord's execution and delivery of this Lease to Tenant. The receipt (which shall include the cashing, deposit or other negotiation of checks, money orders and the like) of any moneys by Landlord which are tendered by Tenant along with a Tenant-executed copy of this Lease, or at any time prior to Landlord's delivery of a fully executed copy of this Lease to Tenant, shall not constitute an acceptance of Tenant's offer to lease as contained herein. Tenant acknowledges that Landlord will not deliver a fully executed copy of this Lease until Landlord has received both any Guaranties required hereunder, and such corporate resolutions or other information as reasonably satisfies Landlord as to the incumbency and authority to sign of each individual signing this Lease or any Guaranty. Tenant also acknowledges that the fully executed Lease will not be delivered by Landlord to Tenant unless and until approved by Landlord's lender, and that in determining whether to approve, Landlord's lender will consider Tenant's lease application, credit information, biographical data on Tenant's key officers or principals, and financial statements relating to Tenant's business. Notwithstanding the foregoing, delivery of this Lease by Tenant to Landlord after signature by Tenant shall constitute an option which can be accepted by Landlord at any time until two (2) weeks after delivery of the signed Lease by Tenant.

      23.26 Exhibits. All exhibits described herein, if any, are part of this Lease and by this reference are expressly incorporated herein. This Lease contains the following Exhibits:

             Exhibit A     Project Site Plan
             Exhibit B     Premises and Improvements to Premises
             Exhibit C     Rules and Regulations
             Exhibit D     Signage Criteria
             Exhibit E     Environmental Questionnaire
             Exhibit F     Guaranty Agreement
             Exhibit G     Declaration of Covenants, Conditions and Restrictions

      23.27 Addendum. The attached Addendum, if any is specified in Section 1.19 above, is part of this Lease and by this reference is expressly incorporated herein.


IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date(s) set forth by their respective signatures.

Landlord:

Date: February 23, 2000

     H. G. FENTON COMPANY, a California corporation

          By: /S/ Kevin D. Hill
              ------------------------------
               Kevin D. Hill, Leasing Manager

          By: /S/ Michael P. Neal
              ------------------------------
               Michael P Neal, Vice President

Tenant:

PENLEY SPORTS, LLC, a California limited liability company

     By: /S/ Harold S. Elkan
         ---------------------------
        Harold S. Elkan, President

     By: /S/ Steven R. Whitman
        ----------------------------
        Steven R. Whitman, Chief Financial Officer

                                ADDENDUM TO LEASE

The following additional provisions are a part of, and incorporated in, the Lease to which this Addendum is attached. In the event of any conflict between the provisions of this Addendum and the body of the Lease, this Addendum shall control.

24. FIRST OPTION TO EXTEND. Subject to satisfaction of the conditions precedent set forth below, Tenant shall have one option to extend the Term ("First Extension Option") for one (1) additional period of sixty (60) months beginning the day after the expiration of the initial Term ("First Extension Term"), on the following terms and conditions:

      24.1 Tenant's First Extension Option shall be subject to satisfaction of each of the following conditions precedent, which are solely for the benefit of, and may be waived unilaterally by, Landlord:

             (a) The First Extension Option shall be exercised by written notice delivered by Tenant to Landlord not later than six (6) months prior to the end of the Term;

             (b) Tenant shall be in occupancy of at least Suites B & C of the area of the Premises directly or through a wholly owned subsidiary (at any tier), and not through an unaffiliated assignee or sublessee;

             (c) The Lease shall be in effect and Tenant shall not be in default of any material provision thereof both on the day such written notice is delivered to Landlord and on the last day of the Term; provided, however, if Tenant is in default but the cure period has not run, this condition shall be deemed satisfied if Tenant cures the default within the applicable cure period; and

      24.2 In the event the Term shall be extended following exercise by Tenant of the First Extension Option, then all of the terms, covenants and conditions of this Lease shall remain in full force and effect during the First Extension Term, except that monthly Base Rent during the First Extension Term shall be adjusted as set forth below;

      24.3 Monthly Base Rent for the first Lease Year of the First Extension Term shall be determined by adjusting the actual monthly Base Rent in effect during the last month of the initial Term upward by a fixed five percent (5%). To illustrate, if the monthly Base Rent in effect during the last month of the initial Term was $23,121.08, then the monthly Base Rent for the first Lease Year of the First Extension Term would be $24,277.13;

      24.4 Monthly Base Rent for the second through the fifth Lease Years of the First Extension Term shall be determined by adjusting the actual monthly Base Rent for the first Lease Year of the Extension Term upward by the percentage change in the Consumer Price Index for the Los Angeles-Riverside-Orange County all Urban Consumers. The Base Index shall be the Index in effect during April 2010.

 25. SECOND OPTION TO EXTEND. Subject to satisfaction of the conditions precedent set forth below, Tenant shall have one additional option to extend the Term ("Second Extension Option") for one (1) additional period of sixty
 (60) months beginning the day after the expiration of the First Extension Term ("Second Extension Term"), on the following terms and conditions:

      25.1 Tenant's Second Extension Option shall be subject to satisfaction of each of the following conditions precedent, which are solely for the benefit of, and may be waived unilaterally by, Landlord:

             (d) The Second Extension Option shall be exercised by written notice delivered by Tenant to Landlord not later than six (6) months prior to the end of the First Extension Term;

             (e) Tenant shall be in occupancy of at least Suites B & C of the area of the Premises directly or through a wholly owned subsidiary (at any tier), and not through an unaffiliated assignee or sublessee;

             (f) The Lease shall be in effect and Tenant shall not be in default of any material provision thereof both on the day such written notice is delivered to Landlord and on the last day of the First Extension Term; provided, however, if Tenant is in default but the cure period has not run, this condition shall be deemed satisfied if Tenant cures the default within the applicable cure period; and

      25.2 In the event the Term shall be extended following exercise by Tenant of the Second Extension Option, then all of the terms, covenants and conditions of this Lease shall remain in full force and effect during the Second Extension Term, except that the initial monthly Base Rent, including annual increases during the Second Extension Term shall be adjusted to the then-effective market rate as reasonably determined by Landlord for new leases for comparable space in the Miramar market area.

26. CONDITIONAL ABATEMENT OF BASE RENT. Subject to the provisions of this Section, the obligation of Tenant to pay Base Rent pursuant to Section 5.2 shall be conditionally abated in the amount of $9,126.00 during the second (2"d) full calendar month of the Term. To illustrate, if the actual Commencement Date is April 1, 2000, then the conditional abatement of Base Rent would occur in full during the months of May 2000. In the event that Landlord elects to terminate this Lease pursuant to Section 16.3(a) following Tenant's default, the Base Rent so abated shall be deemed an element of Recapturable Expenses for purposes of
Section 16.7.

 27. RIGHT OF FIRST NEGOTIATION.
     ---------------------------

      27.1 Landlord acknowledges that Tenant may be interested in expanding the Premises within the Project, and to facilitate such possible expansion wishes notification of the availability of, and an opportunity to negotiate a lease (or amendment to this Lease) for space within the Building depicted on the site plan attached as Exhibit A (Suite A) to the Lease ("Adjacent Space"), which is currently leased to Arizona Tile Company and contains approximately 12,450 rentable square feet with a term that expires on February 28, 2006 ("Adjacent Space Tenant"). Provided that Tenant is in possession of the Premises pursuant to this Lease directly or through an Affiliate (but not through an unaffiliated assignee or subtenant) and is not in material default of its obligations hereunder (beyond the expiration of any applicable cure period), Tenant shall have the right to be notified of, and to negotiate for the lease of the Adjacent Space prior to Landlord initially leasing the Adjacent Space to a third party tenant, on the following terms and conditions:

             (a) In the event the Adjacent Space is being vacated by the Adjacent Space Tenant or is otherwise about to become available for re-leasing by Landlord, Landlord shall notify Tenant of the pending availability no earlier than one year or later than one month before the Adjacent Space is to become available and of the fundamental economic terms on which Landlord proposes leasing the Adjacent Space. Tenant shall notify Landlord within five (5) days after such notice whether Tenant intends to negotiate a lease for the Adjacent Space. Tenant's failure to so notify Landlord shall be conclusively deemed to be Tenant's notification that it does not intend to negotiate, in which case Landlord may proceed with its efforts to lease the Adjacent Space to third parties and Tenant shall have no further rights with respect to such Adjacent Space.

             (b) If Tenant does notify Landlord of its intent to negotiate a lease, then for a period of two (2) weeks following Tenant's notice of intent, the parties shall meet in good faith to negotiate and finalize a lease for the Adjacent Space, at such rental rate and on such terms and conditions as the parties may agree are the then effective market rates, including subsequent rate increases, for new leases for comparable space in the Miramar area. Landlord shall not unconditionally finalize a lease of the Adjacent Space to a third party unless (i) Tenant has notified Landlord that Tenant does not wish to negotiate further for the Adjacent Space, or (ii) two weeks have passed from the date Tenant has received from Landlord a Lease (or amendment to this Lease) which sets forth the terms and conditions agreed upon by the parties for leasing the Adjacent Space, without Tenant and Landlord having successfully negotiated and both executed a Lease therefor.

             (c) The parties intend that Tenant have the right pursuant to this Section to negotiate a lease for the Adjacent Space only prior to Landlord's initially leasing it to a third party tenant, and not that Tenant have an expansion option as to the Adjacent Space. Furthermore, Tenant's rights pursuant to this Section are not applicable (i) once the Adjacent Space has initially been leased to a third party by Landlord and the Adjacent Space is subsequently vacated by such third party during the Term or any Extension Term of Tenant. Accordingly, nothing in this Section shall preclude Landlord from extending the term of the current Adjacent Space Tenant. All rights of Tenant pursuant to this
Section 27 shall be subordinate to any rights previously granted to the Adjacent Space Tenant (if any)



IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date(s) set forth by their respective signatures.


 Landlord:
Date: February 23, 2000

H. G. FENTON COMPANY, a California corporation

By: /S/ Kevin D. Hill
       Kevin D. Hill, Leasing Manager

By: /S/ Michael P. Neal
Michael P Neal, Vice President

Tenant:

PENLEY SPORT - LLC, a California limited liability company

By: /S/ Harold S. Elkan
        Harold S. Elkan, President

By: /S/ Steven R. Whitman
        Steven R. Whitman, Chief Financial Officer

                                    EXHIBIT A
                                    SITE PLAN



                                 7415 Carroll Rd



                               Diagram of premises

                                    EXHIBIT B

                         PREMISES AND IMPROVEMENTS TO PREMISES

Design and Construction of Tenant Improvements ("Work Letter Agreement") Landlord and Tenant mutually agree that certain improvements to the Premises shall be constructed by Tenant as follows:
                                   1. DESCRIPTION OF IMPROVEMENTS

      (a) The Premises to be provided by Landlord shall consist of all improvements currently existing in the Premises which shall include, but not be limited to, a concrete floor, exterior building walls, and service points from which electrical and telephone service to the Premises can be made. In addition, Landlord shall complete the items as set forth in Section 3.3 of the Lease. The foregoing shall be deemed Landlord's Work for all purposes of this Lease. Tenant acknowledges that except for Landlord's Delivery Work and except to the extent expressly set forth in this Lease (including without limitation Sections 4.2 [Delivery of the Premises], 7.4 [ADA] and 8.4 [Landlord's Obligations]) Tenant's taking possession of the Premises shall be deemed acceptance of the Premises by Tenant, and shall be deemed conclusively to establish that the Premises are in good and satisfactory condition as of the date Tenant takes possession. Tenant accepts possession of the Premises in their current, "as is", condition, and acknowledges that it has inspected the Premises and is fully aware of the condition of the Premises.

      (b) After the Effective Date, Tenant intends to make certain additional improvements ("Tenant Improvements") to the Premises including, but not limited to, ceilings, partitions, (including potential demising of the Premises for subleasing pursuant to the provisions of Section 15 of the Lease, and installation of mezzanine office area [of which Landlord may require removal at the end of the Term or any Extension Term] as described in Section 1.1 of the Lease) HVAC units & HVAC distribution and controls and other mechanical and plumbing systems within the Premises, window coverings, carpet, lighting fixtures, electrical systems, exhaust systems, fire detection systems, alterations made to the fire sprinkler system to accommodate the layout of the Premises, and air conditioning units, all made pursuant to plans and specifications to be approved in writing by Landlord and Tenant. Tenant The work to be done and the responsibility for preparation of plans and specifications for the Tenant Improvements is described in this Work Letter Agreement.

2. PLANS AND SPECIFICATIONS

      (a) The Tenant Improvements shall be constructed pursuant to plans and specifications prepared in accordance with this Paragraph 2, by Tenant's designer/architect using Landlord's Building Standards for Tenant Improvements (the "Building Standards"),a copy of which will be provided to Tenant upon execution of this Lease. The plans and specifications shall be complete and shall address, inter alia, the following architectural features: demolition of existing improvements, ceiling, lighting, partitions, doors, hardware, floor finishes, wall finishes.

      (b) Tenant shall prepare and furnish all structural, electrical, mechanical, plumbing, engineering and fire and life safety plans and drawings (collectively, the "M&E Plans"), and Tenant shall also prepare all other architectural plans and drawings ("Architectural Plans") necessary to construct the Tenant Improvements. The M&E Plans and the Architectural Drawings (collectively, the "Working Drawings") shall consist of complete detailed plans and specifications for demolition of existing improvements, partition layout, ceiling, heating and air conditioning, electrical outlets, switches and telephone outlets. The Working Drawings shall be submitted by Tenant via Federal Express or similar overnight delivery service, for Landlord's approval no later than the dates in Paragraph 2(d) below.

      (c) Tenant shall prepare and submit to Landlord concurrently upon execution of this Lease, a space plan depicting Tenant's preliminary layout of the Premises. Landlord shall approve or reasonably disapprove of Tenants space plan within five (5) working days after receipt thereof.

      (d) Upon Landlord's approval of the space plan, Tenant shall prepare and submit to Landlord, not later than June 1, 2000 the M&E Plans and the Working Drawings and other plans and specifications necessary for submission to the City of San Diego for permitting of the Tenant Improvements. Landlord shall approve or reasonably disapprove of Tenants M&E Plans and Working Drawings within ten (10) working days after receipt thereof.

      (e) Following approval by Landlord of Tenant's M&E Plans and the Working Drawings and other detailed plans and specifications, Tenant shall neither cause nor permit any material deviations therefrom without Landlord's prior written consent, which shall not be unreasonably withheld or delayed.

       (f) Following completion of the Tenant Improvements, Tenant shall cause to be prepared (i) a set of sepia as-built plans and specifications of Tenant's M&E Plans and the Working Drawings for the Tenant Improvements; (ii) a close-out book which shall include but not be limited to the items set forth in
 (i) above, operations and maintenance manuals, guarantees and warranties from Tenant's contractor (the "Final Project Submittals").

3. CONSTRUCTION OF TENANT IMPROVEMENTS

     (a) Tenant shall be responsible for construction of the Tenant Improvements, pursuant to this Work Letter Agreement. Prior to the start of construction, Tenant shall prepare and submit to Landlord a detailed schedule ("Construction Schedule") identifying the major stages and anticipated completion dates of each phase of construction. Tenant shall during the course of construction periodically update the Construction Schedule, providing copies of the updated schedule to Landlord. Construction shall be performed under Tenant's supervision by Tenant's contractor, whose selection shall be reasonably approved by Landlord. Landlord has pre-approved Ocean West Builders and Design Build Tenant Improvement Contractors as the general contractors authorized to provide Tenant bids for the Tenant Improvements. Selection of all subcontractors shall also be subject to Landlord's reasonable approval. Tenant shall supervise the contractor's work to expedite the completion of the Tenant Improvements and to assure their construction in conformity with the approved plans and specifications.

      (b) Landlord shall be permitted, during the course of construction, to inspect the progress of the work and, upon written notice to Tenant, to cause Tenant to repair any material defects or deficiencies.

     (c)  Landlord  shall  have  no  contractual   relationship   with  Tenant's
contractor or any subcontractors.

      (d) Tenant and Tenant's contractor shall coordinate with Landlord's property manager regarding delivery and storage of building materials, so as to minimize disruption of the Project's other tenants.

      (e) The air conditioning portion of the work shall include a control and monitoring system furnished in accordance with the Building Standards. The air conditioning subcontractor shall balance the system to provide the designed volume and temperature of air for each space in the Premises.

      (f) Tenant shall notify Landlord upon substantial completion of the Tenant Improvements, whereupon the parties shall jointly inspect the Premises and prepare a punch list of corrective action to be taken by Tenant. Tenant shall use its best efforts to complete the punch list within sixty (60) days after the joint inspection.

4. PAYMENT OF COST OF CONSTRUCTION

      (a) Tenant shall fund the cost of all Tenant Improvements made to the Premises, including the costs for M&E Plans, and all reasonable costs for professional services retained by Landlord (if any) to review plans for code compliance.

      (b) Tenant acknowledges that except for the items set forth in Section 3.3 of the Lease, Landlord shall have no obligation to fund any of the costs for Tenant Improvements made to the Premises.

5. INDEMNITY AND WARRANTIES

      (a) Tenant warrants to Landlord that (i) the Tenant Improvements will be constructed free from all liens or other claims in connection with such construction; (ii) all materials utilized in the Tenant Improvements will be new; and (iii) the Tenant Improvements will be completed in a workmanlike and first-class manner, be free from defects and deficiencies, and in conformance with all plans and specifications.

      (b) Tenant shall endeavor to obtain from each contractor, subcontractor and materialman providing labor or materials with respect to the Tenant Improvements a written agreement providing (i) that all such labor or materials are warranted to be free from faults and defects for a period of not less than one year following completion (as evidenced by recordation of a valid Notice of Completion) of the Tenant Improvements; and (ii) that Landlord and all Landlord's agents, employees, officers, directors, partners and contractors are indemnified, for a period of not less than one year following substantial completion of the Tenant Improvements, from and against any and all claims, damages, losses and expenses, including, but not limited to, attorney's fees, arising from or relating to any defects in workmanship or materials with respect to such labor and materials.

      (c) Tenant indemnifies and holds harmless Landlord and all of Landlord's agents, employees, officers, directors, partners and contractors from and against any and all claims, damages, losses and expenses, including, but not limited to, attorney's fees, arising from or relating to (i) any mechanic's lien or stop notice claims arising from the construction of the Tenant Improvements; or (ii) any defects in workmanship or materials with respect to the Tenant Improvements for one year following substantial completion thereof.

      (d) In the event any contractor or subcontractor retained by Tenant to construct the Tenant Improvements fails to perform as required, Tenant shall be obligated to pursue any claims against such contractor to remedy such failure or, at the discretion of Landlord, shall assign such claims to Landlord, in which event, Landlord may pursue such claims directly against such contractor.

6. ESTIMATED COMPLETION DATE

      (a) The estimated substantial completion date with respect to the Tenant Improvements is September 1, 2000 ("Estimated Completion Date"). Each party shall use its reasonable best efforts to comply with or improve upon the time periods specified herein, so that the Tenant Improvements can be completed by such date or as soon thereafter as possible.

      (b) If the Tenant Improvements have not been completed on or before the Estimated Completion Date, (i) Landlord shall not be liable for any damage incurred by Tenant as a result thereof, (ii) this Lease shall not thereby become void or voidable, (iii) Tenant shall not be entitled to any abatement of rent, and (iv) the Commencement Date shall not be delayed but shall be the date specified in Section 1.5 (a) of the Lease.

IN WITNESS WHEREOF, the parties hereto have executed this Lease on the date(s) set forth by their respective signatures.

Landlord:

Date: February 23, 2000

H. G. FENTON COMPANY, a California corporation

By: /S/ Kevin D. Hill
       Kevin D. Hill, Leasing Manager

By: /S/ Michael P. Neal
Michael P Neal, Vice President

Tenant:

PENLEY SPORT - LLC, a California limited liability company

By: /S/ Harold S. Elkan
        Harold S. Elkan, President

By: /S/ Steven R. Whitman
        Steven R. Whitman, Chief Financial Officer

                                    EXHIBIT C
                              RULES AND REGULATIONS

Tenant and its employees, agents, licensees and visitors will at all times observe faithfully, and comply strictly with, the Rules and Regulations set forth on this Exhibit C. Landlord may from time to time reasonably amend, delete or modify existing rules and regulations, or adopt reasonable new rules and regulations for the use, safety, cleanliness and care of the Premises, the Building and the Business Park, and the comfort, quiet and convenience of occupants of the Business Park. Modifications or additions to the Rules and Regulations will be effective upon notice to Tenant from Landlord. In the event of any breach of any rules or regulations or any amendments or additions to such Rules and Regulations, Landlord will have all remedies which this Lease provides for default by Tenant, and will, in addition, have any remedies available at law or in equity, including the right to enjoin any breach of such Rules and Regulations. Landlord will not be liable to Tenant for violation of such Rules and Regulations by any other tenant, its employees, agents, visitors or licensees, or any other person. In the event of any conflict between the provisions of this Lease and the Rules and Regulations, the provisions of the Lease will govern. Tenant shall not be in default until written notice of a violation of one or more of the Rules and Regulations is given to Tenant and any cure period has expired.

      A. The plumbing facilities shall not be used for any purpose other than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from a violation of this provision shall be borne by Tenant who shall, or whose employees, agents and invitees shall, have caused it.

      B. Except as to Tenant's customary improvements, Tenant shall not deface wall, ceilings, glass, partitions, floors, doors, wood, paint, stone or metal work of the Premises or the Business Park by marking, nailing, drilling or otherwise defacing.

      C. Tenant shall not use, keep or permit to be used or kept, any foul or obnoxious gas or substance in the Premises or permit or suffer the Premises to be used or occupied in any manner offensive or objectionable to Landlord or other occupants of the Building or Business Park by reason of any noise, odors and/or vibrations.

     D. Tenant, or its agents, shall not play any musical instrument or make or permit any improper noises in the Business Park.

     E. Tenant, or its employees, shall not loiter in the entrance or corridors of the Building or Business Park, or in any way obstruct the sidewalks, hallways and stairways and shall use the same only as a means of access to and from the Premises.

      F. Tenant may limit weight, size and position of all safes, fixtures and other equipment used in the Premises. In the event Tenant shall require extra heavy equipment, Tenant shall notify Landlord of such fact and shall pay the cost of structural bracing to accommodate same. All damage done to the Premises or the Business Park by putting in, or taking out, or maintaining extra heavy equipment shall be repaired at the expense of Tenant.

      G. Tenant shall not do anything in the Premises, or bring or keep anything therein, which will in any way increase or tend to increase the risk of fire or the rate of fire insurance or which shall conflict with the regulations of the Fire Department or the law or with any insurance policy on the Premises or any part thereof, or with any rules or regulations established by any administrative body or official having jurisdiction, and it shall not use any machinery therein, even though its installation may have been permitted, which may cause any unreasonable noise, or jar or tremor to the floor or walls, or which by its weight might injure the floors of the Premises.

      H. Keys for the Premises shall be provided to Tenant by Landlord and Tenant shall return to Landlord any such keys upon termination of the Lease. Tenant shall not change locks or install other locks on doors of the Premises without receiving prior written approval from Landlord and providing Landlord with appropriate keys for such locks.

      I. No personnel shall enter or remain in the Business Park while intoxicated or under the influence of liquor or drugs. Landlord shall have the right to exclude or expel from the any person ho, in the absolute discretion of Landlord, is under the influence of liquor or drugs.

      J. Tenant and its agents and employees shall not bring into nor keep within the premises any animal or bird. Tenant and its agents and employees shall not throw refuse or other substances or litter of any kind in or about the Business Park, except in receptacles places therein for such purposes by Landlord or governmental authorities.

     K. Tenant shall not install any form of window covering or ventilators or similar devices visible from the outside of the Premises without the prior written consent of Landlord.

     L. All freight must be moved into, within and out of the premises only during such hours and according to such regulations as may be posted from time to time by Landlord.

     M. No aerial shall be erected on the roof or exterior walls of the Premises or on the grounds, without in each instance the written consent of Landlord. Any aerial so installed without such written consent shall be subject to removal without notice at any time.

     N. Tenant shall not burn any trash or garbage at any time in or about the Business Park.

     0. Tenant shall use, at its cost, such pest extermination at such intervals as Landlord may require.

     P. No waiver of any rule or regulation by Landlord shall be effective unless expressed in writing and signed by Landlord or its authorized agent.

     Q. Tenant shall abide by any additional rules or regulations which are ordered or requested by any governmental or military authority.

     R. In the event of any conflict between these Rules and Regulations or any further or modified rules and regulations from time to time issued by Landlord and the Lease, the Lease shall govern and control.

     S. All extension signs shall be in accordance with Landlord's sign plan. No other signage shall be used by Tenant except that which is approved in writing by Landlord.

                                    EXHIBIT D
                                SIGNAGE CRITERIA

A. Interior Signs. Tenant shall not affix or maintain upon the glass panes and supports of the storefront windows and doors, or within 18" of the storefront windows and doors, any signs, advertising placards, names, insignia, trademarks, descriptive material or any other such like item or items, except such as have first received the written approval of Landlord (which shall not be unreasonably withheld or delayed) as to size, type, color, location, copy, nature and display qualities.

B. Exterior Signs. Tenant shall be entitled to Building-exterior signage and signage on the Project's monument (if any). All signage shall be designed and installed, at Tenant's sole cost and expense, in locations mutually agreed by Landlord and Tenant.

C. Tenant shall not erect, place, paint or maintain in or on the Premises any sign, exterior advertising medium or any other object of any kind whatsoever, whether an advertising device or not, visible or audible from outside the Premises. Nor shall Tenant change the color, size, location, composition, wording or design of any sign or advertisement on the Premises that may have been theretofore approved by Landlord and governmental authorities without the prior written approval of Landlord and said authorities. Tenant shall, at its own expense, maintain and keep in good repair all installations, signs and advertising devices which it is permitted by Landlord to maintain, and shall pay all charges required to keep them in good repair. Tenant's sign shall be deemed real property once installed.

                                    EXHIBIT F

                               GUARANTY AGREEMENT

      FOR VALUE RECEIVED, and in consideration for H. G. FENTON COMPANY, a California corporation ("Landlord"), entering into that certain STANDARD INDUSTRIAL LEASE dated February 9, 2000 ("Lease") between Landlord and PENLEY SPORTS, LLC, a California limited liability company ("Tenant"), relating to the leased premises as more particularly described in the Lease ("Premises"), the undersigned SPORTS ARENAS, INC. ("Guarantor") hereby guarantees to Landlord (i) the prompt payment in accordance with its terms of all rent due to Landlord under the Lease, and (ii) strict compliance by Tenant with the terms, covenants and conditions of the Lease. If more than one person or entity guaranties the obligations of Tenant under the Lease (whether by signing this Guaranty or otherwise), the liability of each guarantor (including Guarantor) shall be joint and several with that of each and every other person or persons guarantying the obligations of Tenant under the Lease.

      Guarantor hereby waives the benefits and protection of the provisions of California CIVIL CODE ss.2819, and Guarantor hereby grants to Landlord full power and authority to: (i) change, alter, cancel, renew or extend the time for payment of rent due under the Lease or performance by Tenant of any other terms or conditions of the Lease as Landlord and Tenant may expressly or impliedly agree upon; or (ii) change, modify, extend or otherwise amend the Lease, including increasing the rental payable thereunder by Tenant; or (iii) otherwise deal with Tenant as Landlord may elect, without in any way diminishing, releasing or discharging the liability hereunder of Guarantor. Such liability shall be continuing and shall only be terminated by full compliance by Tenant with all the terms of the Lease.

      Notice of acceptance of this Guaranty as well as all demands, presentations, notices of protest and notices of every kind or nature, including those of any action or non-action on the part of Tenant, Landlord or other party, are hereby fully waived by Guarantor. Upon any default of Tenant under the Lease, Landlord may, at its option, proceed directly and at once, without notice of such default, against Guarantor to collect and recover the full amount of the liability hereunder or any portion thereof without proceeding against Tenant or any other party or foreclosing upon, selling, or otherwise disposing of or collecting or applying any property, real or personal, Landlord may then have as security for the performance by Tenant under the Lease. Guarantor hereby waives the right to require Landlord to proceed against Tenant or to pursue any other remedy Landlord may have, waive the right to plead or assert any election of remedies Landlord may have, waives the pleading of any statute of limitations as a defense to the obligation hereunder, and waives any other defense arising by reason of any disability or other defenses of Tenant or by reason of the cessation from any cause whatsoever of the liability of Tenant.

      If legal action is commenced by Landlord to enforce this Guaranty or any term or condition hereof, Guarantor agrees to pay to Landlord costs of collection and, as part of the costs incurred therein, such additional sums as the Court may adjudge reasonable as attorneys' fees in said suit. No indulgence, forbearance or extensions of time of payment or performance permitted or granted to Tenant by Landlord shall in any way release Guarantor from liability or diminish Guarantor's obligations hereunder.

      In addition to all liens upon, and rights of set-off against the moneys, securities or other property of Guarantor given to Landlord by law, Landlord shall have a lien upon and a right of set-off against all moneys, securities and other property of Guarantor now or hereafter in the possession of Landlord, whether held in a general or special account, or for safekeeping or otherwise; and every such lien and right of set-off may be exercised without demand upon or notice to Guarantor. No lien or right of set-off shall be deemed to have been waived by any act or conduct on the part of Landlord, or by any neglect to exercise such right of set-off or to enforce such lien, or by any delay in so doing; and every right of set-off and lien shall continue in full force and effect until such right of set-off or lien is specifically waived or released by an instrument in writing signed by Landlord.

      Any indebtedness of Tenant now or hereafter held by Guarantor is hereby subordinated to any indebtedness of Tenant to Landlord, and such indebtedness of Tenant to Guarantor if Tenant so requests shall be collected, enforced and received by Guarantor as trustee for Tenant and held as security for performance of the obligation of Tenant to Landlord, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      Landlord may without notice assign this Guaranty in whole or in part. No assignment of the Lease shall diminish, release, discharge or otherwise modify Guarantor's liability under this Guaranty. Guarantor hereby waives any right it might otherwise have to require Landlord to apply any security deposit or other security that it may hold under the Lease to any default. So long as Landlord's interest in the Lease is subject to a mortgage or deed of trust, no acquisition by Guarantor of Landlord's interest under the Lease shall affect Guarantor's obligations under this Guaranty, which shall remain in effect for the benefit of Landlord's lender.

Notwithstanding anything contained herein to the contrary, this Guaranty shall terminate and have no further force, or effect upon Guarantor s satisfaction of all of the following conditions precedent at any time after on and after the date which is three (3) years after the Commencement Date (as defined therein) of the Lease:

(a) Guarantor shall have delivered, to Landlord, or caused to be delivered to Landlord, financial statements for Tenant, covering each of the most recent three (3) fiscal years of Tenant which demonstrate, to Landlord's reasonable satisfaction (Landlords approval there of being confirmed in writing, as described below) that for each of such fiscal years Tenant had (i) positive net income, and (ii) net worth of not less than $750,000. Such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, and shall include balance sheets, income and expense statements, and such other financial information for Tenant as Landlord shall reasonably request for purposes of confirming the satisfaction of such financial standards.

(b) Guarantor shall not then be in breach or default under any provisions of this Guaranty, and no event shall have occurred which with notice or the passage of time, or both, would constitute any such breach or default.

  (c) Tenant shall not then be in breach or default under any of the provisions of the Lease and no event shall have occurred which with notice or the passage of time or, both, would constitute any such breach or default.

  Promptly following Landlord's approval' of the financial statements described in clause (a) above, and satisfaction of the other conditions precedent described above, Landlord shall confirm in writing to Guarantor that this Guaranty has terminated and is in no further force or effect; provided, however, that in no event shall any such termination affect any of Tenant's obligations under the Lease, and the Lease shall continue to remain in full force and effect in accordance with its terms and conditions.

  Date: February 19, 2000


By: /S/ Harold S. Elkan
        Harold S. Elkan, President

                             EXHIBIT E (Page 1 of 2)

                           ENVIRONMENTAL QUESTIONNAIRE